                                                                EXHIBIT 10 (qqq)

                                                            Loan No. 5909794-002

                              SECURITY AGREEMENT

                     (685 Lambert Drive, Atlanta, Georgia)


Debtor:

     Name:        Graphic Industries, Inc., a Georgia corporation

     Address:     2155 Monroe Drive, N.E.
                  Atlanta, Georgia 30324

Secured Party:

     Name:        MetLife Capital Financial Corporation,
                  a Delaware corporation

     Address:     Real Estate Department
                  10900 N.E. 4th Street, Suite 500
                  Bellevue, Washington  98004

        Debtor, for valuable consideration, hereby grants to Secured Party a security interest in the property listed on Exhibit B hereto, and any and all
                                            ---------
additions and substitutions thereto (the "Collateral") (i) to secure payment of the indebtedness evidenced by that certain promissory note of even date herewith, payable to the order of Secured Party, in the principal amount of Three Hundred Thousand Dollars ($300,000) (the "Note") and (ii) to secure all other obligations of Debtor arising under all documents securing or executed in connection with the Note, except any Certificate and Indemnity Agreement Regarding Hazardous Substances or Environmental Indemnity Agreement (the "Loan Documents").

        Debtor expressly warrants and covenants:

        1. Except for the security interest granted hereby, Debtor is, or to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any lien, security interest or encumbrance. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

        2. The Collateral is used or bought primarily for use in the business of Debtor.

        3. Debtor's business address is as stated above. The Collateral is located at or on or is used or owned for or in connection with the real estate situated in Atlanta, Georgia, commonly known as 685 Lambert Drive and more particularly described on the attached Exhibit A herein incorporated by this reference (the "Property").

        4. Debtor shall notify Secured Party of any change in the location of the Collateral or any change in Debtor's principal place of business.

        5. Debtor shall pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

        6. Debtor shall not permit or allow any lien, security interest or encumbrance whatsoever upon the Collateral and shall not permit the Collateral to be attached or replevied.

        7. The Collateral is in good condition and Debtor shall keep the Collateral in good condition and from time to time, forthwith, replace and repair all such parts of the Collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs. Secured Party may examine and inspect the Collateral at any time, wherever located.

        8. Debtor will not use the Collateral in violation of any applicable statutes, regulations or ordinances.

        9. Notwithstanding anything else contained herein to the contrary, Secured Party has been advised that certain personal property will be leased to Debtor, and Secured Party's interest therein shall be subordinate to lessor's interest therein.

        Until default Debtor may have possession of the Collateral and use it in any lawful manner, and upon default Secured Party shall have the immediate right to the possession of the Collateral.

        Debtor shall be in default under this Security Agreement upon the happening of any of the following events (an "Event of Default"):

        (a) default in the payment or performance of any obligation, covenant or liability contained or referred to in this Security Agreement and such default shall continue for a period of thirty (30) days after written notice is given to Debtor by Secured Party specifying such default; or

        (b) the occurrence of an Event of Default as defined under the Note, any instrument securing the Note, including the Deed to Secure Debt, Security Agreement, Assignment of Leases and Rents and Fixture Filing or securing the Note (the "Deed to Secure Debt"), any other Loan Document, or the Certificate and Indemnity Agreement Regarding Hazardous Substances or the Environmental Indemnity Agreement; or

                                       2.

        (c) loss, theft, damage or destruction to or of any of the Collateral which shall materially and substantially diminish the aggregate value of the Collateral, the sale or encumbrance of any of the Collateral, or the making of any levy, seizure or attachment on or to the Collateral.

        Upon an Event of Default and at any time thereafter, Secured Party may declare the Note immediately due and payable and shall have the remedies of a secured party under the Articles of the Georgia Uniform Commercial Code.
Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

        Secured Party may require that the Collateral be sold at a public sale at the same time and place as the sale of the Property, or Secured Party may sell the Collateral at one or more other public or private sales in accordance with the Georgia Uniform Commercial Code. The Collateral shall not be required to be exhibited, presented or displayed at any sale. In the event that the Collateral is sold under the Deed to Secure Debt, Secured Party hereby assigns its security interest in the Collateral to the trustee or Sheriff selling the Property under the Deed to Secure Debt. Debtor agrees that a sale of the Collateral under the Deed to Secure Debt and the notices required under the laws of Georgia for the sale of real property are commercially reasonable and adequate under the Georgia Uniform Commercial Code.

        Debtor agrees to pay to Secured Party in addition to the indebtedness secured hereby, all expenses of retaking, holding, preparing for sale and selling incurred by Secured Party in connection with realization on the Collateral including reasonable attorneys' fees and costs. In addition, in the event suit or action is instituted to enforce or interpret this Agreement (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

        No waiver by Secured Party of an Event of Default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of the Note nor shall the taking of any such additional security waive or impair this Security Agreement. Secured Party may resort to any security it may have in the order it may deem proper.

        All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. All promises and duties of Debtor shall bind its successors and assigns.

                                       3.

        Any and all notices, elections, demands, or requests permitted or required to be made under this Security Agreement shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address set forth above or to such other party and at such other address within the United States of America as any party may designate as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail, or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

        This Security Agreement shall be governed and construed in accordance with the laws of the State of Georgia.

        IN WITNESS WHEREOF, Debtor has executed this Security Agreement as of December 27, 1994.


                                     DEBTOR:

                                     GRAPHIC INDUSTRIES, INC.,
                                     a Georgia corporation

                                     By: /s/Mark C. Pope, III
                                         ------------------------------------
                                         Mark C. Pope, III, Chairman & CEO


                                     Attest: /s/ Donald P Hunnicutt
                                             --------------------------------
                                             Donald P. Hunnicutt, Secretary

Exhibits:
- --------

Exhibit A - Legal Description
Exhibit B - Personal Property


                                       4.

                                  EXHIBIT "A"
                               685 Lambert Drive

ALL THAT TRACT OR PARCEL OF LAND LYING and being in Land Lot 50, 17th District of Fulton County, Georgia and being more particularly described as follows:

BEGINNING AT A POINT located on the Southeastern margin of the right-of-way of Lambert Drive (the aforesaid right-of-way having a variable width ) a distance of 560.0 feet easterly as measured along the aforesaid Southern margin of the right-of-way of Lambert Drive from the point formed by the intersection of the aforesaid Southern margin of the right-of-way of Lambert Drive and the Eastern margin of the right-of-way of Piedmont Road; thence from the point of beginning in a Northeasterly direction along the Southeastern margin of the aforesaid right of way of Lambert Drive and following the curvature thereof a distance of
203.69 feet to a point marked by a 1/2 inch rebar found (which arc is subtended by a chord lying to the Northwest of the arc having a chord bearing of North 37 degrees 37 minutes 37 seconds East, a chord distance of 202.28 feet and a radius of 497.65 feet); thence leaving the aforesaid right-of-way of Lambe rt Drive South 62 degrees 22 minutes 56 seconds East a distance of 61.32 feet to a point marked by a 1/2 inch rebar found; thence South 00 degrees 34 minutes 49 seconds East a distance of 115.60 feet to point marked by a 1/2 inch rebar found; thence South 00 degrees 34 minutes 49 seconds East a distance of 257.58 feet to a point marked by a 1/2 inch rebar set on the Northeastern margin of Bismark Road; thence leaving the aforesaid margin of the right of way of Bismark Road North 87 degrees 21 minutes 21 seconds West a distance of 87.02 feet to a point marked by a nail found; thence North 22 degrees 42 minutes 57 seconds West a distance of
247.51 feet to a point on the Southeastern margin of the right-of-way of Lambert Drive, which point is the POINT OF BEGINNING; the aforesaid property being known as 685 Lambert Drive, according to the present system of numbering in the City of Atlanta, Georgia and containing 1.0855 acres pursuant to that certain plat prepared for Graphic Industries, Inc., MetLife Capital Financial Corporation and Lawyers Title Insurance Corporation dated December 14, 1994, prepared by Pearson & Associates, Inc., Mark A. Buckner, Registered Land Surveyor No. 2422, which plat is incorporated herein by this reference.

Together with a perpetual nonexclusive easement for vehicular and pedestrian traffic over and across the existing driveways, roads and entrances located or hereafter located on the following described property:

ALL THAT TRACT OR PARCEL OF LAND LYING and being in Land Lot 50 of the 17th District, Fulton County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT located on the Southern margin of the right-of-way of Lambert Drive (the aforesaid right-of-way having a variable width) a distance of
285.0 feet easterly as measured along

                                      5.

the aforesaid Southern margin of the right-of-margin of Lambert Drive from the point formed by the intersection of the aforesaid Southern margin of the right-of-way of Lambert Drive and the Eastern margin of the right-of-way of Piedmont Road; thence from the point of beginning in a Northeasterly direction along the Southern and Southeastern margin of the aforesaid right-of-way of Lambert Drive and following the curvature thereof a distance of 83.83 feet to a point (the arc being subtended by a chord to the Northwest of the arc having a chord bearing of North 78 degrees 12 minutes 26 seconds East, a chord distance of 83.81 feet and a radius of 334.03 feet; thence continuing in a generally Northeasterly direction along the Southeastern margin on the aforesaid right-of-way of Lambert Drive and following the curvature thereof a distance of
191.17 feet to a point (said arc being subtended by a chord to the Northwest of the arc having a chord bearing of North 60 degrees 21 minutes 28 seconds East, a chord distance of 190.00 feet and a radius of 497.65 feet); thence leaving the aforesaid margin of the right-of-way of Lambert Drive South 22 degrees 42 minutes 57 seconds East a distance of 247.51 feet to a point marked by a nail found; thence South 87 degrees 21 minutes 21 seconds East a distance of 87.02 feet to a point marked by 1/2 inch rebar set on the Northeastern margin of the right-of-way of Bismark Road; thence along the Westerly margin of the terminus of the right of way of Bismark Road, South 25 degrees 30 minutes 23 seconds West a distance of 50.02 feet to a point marked by a 1/2 inch rebar set on the Southern margin of the aforesaid right of way of Bismark road; thence leaving the aforesaid right of way of Bismark Road North 64 degrees 37 minutes 32 seconds West a distance of 53.83 feet to a point marked by a 1/2 inch rebar found; thence South 22 degrees 36 minutes 12 seconds West a distance of 284.34 feet to a point marked by a 1/2 inch rebar found; thence South 46 degrees 31 minutes 42 seconds West a distance of 51.95 feet to a point marked by a 1 inch pipe found; thence North 39 degrees 33 minutes 13 seconds West a distance of
28.83 feet to a point marked by a 1/2 inch rebar found; thence North 34 degrees 46 minutes 04 seconds West a distance of 75.09 feet to a point marked by a nail found; thence North 34 degrees 53 minutes 51 seconds West a distance of 89.90 feet to a point marked by a crimp top pipe found; thence North 28 degrees 25 minutes 29 seconds West a distance of 167.85 feet to a point marked by a 1/2 inch rebar found; thence North 07 degrees 24 minutes 25 seconds West a distance of 146.60 feet to a point on the Southern margin of Lambert Drive, which point is the POINT OF BEGINNING, being improved property known as 655 Lambert Drive, according to the present system of numbering houses in Atlanta, Georgia and containing 2.7217 acres as shown delineated on plat of survey for Graphic Industries, Inc., MetLife Capitol Financial Corporation and Lawyers Title Insurance Company dated December 14, 1994, prepared by Pearson & Associates, Inc., Mark A. Buckner Registered Land Surveyor Number 2422, which survey is incorporated herein by this reference.

                                      6.

                                   EXHIBIT B

                     (685 Lambert Drive, Atlanta, Georgia)



Secured Party:       MetLife Capital Financial Corporation
- -------------

Debtor:              Graphic Industries, Inc.
- ------

Loan No.:            5909794-002
- ---- ---


        All right, title, and interest of Debtor in:

        1. All buildings, structures, improvements, parking areas, landscaping, fixtures and articles of property now or hereafter attached to, or used or adapted for use in the operation of the real estate (herein the "Premises") described in Exhibit "A" attached to the financing statement or security agreement with respect to which this Exhibit "B" is attached, including but without being limited to, all heating, air conditioning, and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security instrument, all of which property mentioned in this paragraph 1 shall be referred to as the "Improvements" and shall be deemed part of the realty and not severable wholly or in part without material injury to the freehold of the Premises.

        2. All compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (a) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (b) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever.

        3. Return premiums or other payments upon any insurance any time provided for the benefit of or naming Secured Party, and refunds or rebates of taxes or assessments on the Premises.

        4. All the right, title and interest of Debtor in and under all written and oral leases and rental agreements (including extensions, renewals and subleases; all of the foregoing shall be referred to

                                       7.

collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Debtor may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding.

        5. Plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Debtor's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements.

        6. All contracts (excluding contracts relating to the printing operations of Atlanta Blue Print Company), rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Premises or Improvements, management contracts, service or supply contracts, permits, licenses, franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide Debtor with proceeds to satisfy the loan evidenced hereby or improve the Premises or Improvements, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees.

        7. All books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein.

        8. All additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.

        All of the foregoing described collateral is exclusive of any equipment, furniture, furnishings or trade fixtures owned and supplied by Atlanta Blue Print Company or by any tenant of the Premises.



                                       8.

                                                       Loan No. 5909794-001

                              SECURITY AGREEMENT

                     (655 Lambert Drive, Atlanta, Georgia)


Debtor:

     Name:           Graphic Industries, Inc., a Georgia corporation

     Address:        2155 Monroe Drive, N.E.
                     Atlanta, Georgia 30324

Secured Party:

     Name:           MetLife Capital Financial Corporation,
                     a Delaware corporation

     Address:        Real Estate Department
                     10900 N.E. 4th Street, Suite 500
                     Bellevue, Washington  98004

        Debtor, for valuable consideration, hereby grants to Secured Party a security interest in the property listed on Exhibit B hereto, and any and all
                                            ---------
additions and substitutions thereto (the "Collateral") (i) to secure payment of the indebtedness evidenced by that certain promissory note of even date herewith, payable to the order of Secured Party, in the principal amount of One Million One Hundred Twenty-Five Thousand Dollars ($1,125,000) (the "Note") and
(ii) to secure all other obligations of Debtor arising under all documents securing or executed in connection with the Note, except any Certificate and Indemnity Agreement Regarding Hazardous Substances or Environmental Indemnity Agreement (the "Loan Documents").

        Debtor expressly warrants and covenants:

        1. Except for the security interest granted hereby, Debtor is, or to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any lien, security interest or encumbrance. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

        2. The Collateral is used or bought primarily for use in the business of Debtor.

        3. Debtor's business address is as stated above. The Collateral is located at or on or is used or owned for or in connection with the real estate situated in Atlanta, Georgia, commonly known as 655 Lambert Drive and more particularly described on the attached Exhibit A herein
                                                    ---------
             incorporated by this reference (the "Property").

        4. Debtor shall notify Secured Party of any change in the location of the Collateral or any change in Debtor's principal place of business.

        5. Debtor shall pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

        6. Debtor shall not permit or allow any lien, security interest or encumbrance whatsoever upon the Collateral and shall not permit the Collateral to be attached or replevied.

        7. The Collateral is in good condition and Debtor shall keep the Collateral in good condition and from time to time, forthwith, replace and repair all such parts of the Collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs. Secured Party may examine and inspect the Collateral at any time, wherever located.

        8. Debtor will not use the Collateral in violation of any applicable statutes, regulations or ordinances.

        9. Notwithstanding anything else contained herein to the contrary, Secured Party has been advised that certain personal property will be leased to Debtor, and Secured Party's interest therein shall be subordinate to lessor's interest therein.

        Until default Debtor may have possession of the Collateral and use it in any lawful manner, and upon default Secured Party shall have the immediate right to the possession of the Collateral.

        Debtor shall be in default under this Security Agreement upon the happening of any of the following events (an "Event of Default"):

        (a) default in the payment or performance of any obligation, covenant or liability contained or referred to in this Security Agreement and such default shall continue for a period of thirty (30) days after written notice is given to Debtor by Secured Party specifying such default; or

        (b) the occurrence of an Event of Default as defined under the Note, any instrument securing the Note, including the Deed to Secure Debt, Security Agreement, Assignment of Leases and Rents and Fixture Filing or securing the Note (the "Deed to Secure Debt"), any other Loan Document, or the Certificate and Indemnity Agreement Regarding Hazardous Substances or the Environmental Indemnity Agreement; or

                                      2.

        (c) loss, theft, damage or destruction to or of any of the Collateral which shall materially and substantially diminish the aggregate value of the Collateral, the sale or encumbrance of any of the Collateral, or the making of any levy, seizure or attachment on or to the Collateral.

        Upon an Event of Default and at any time thereafter, Secured Party may declare the Note immediately due and payable and shall have the remedies of a secured party under the Articles of the Georgia Uniform Commercial Code.
Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

        Secured Party may require that the Collateral be sold at a public sale at the same time and place as the sale of the Property, or Secured Party may sell the Collateral at one or more other public or private sales in accordance with the Georgia Uniform Commercial Code. The Collateral shall not be required to be exhibited, presented or displayed at any sale. In the event that the Collateral is sold under the Deed to Secure Debt, Secured Party hereby assigns its security interest in the Collateral to the trustee or Sheriff selling the Property under the Deed to Secure Debt. Debtor agrees that a sale of the Collateral under the Deed to Secure Debt and the notices required under the laws of Georgia for the sale of real property are commercially reasonable and adequate under the Georgia Uniform Commercial Code.

        Debtor agrees to pay to Secured Party in addition to the indebtedness secured hereby, all expenses of retaking, holding, preparing for sale and selling incurred by Secured Party in connection with realization on the Collateral including reasonable attorneys' fees and costs. In addition, in the event suit or action is instituted to enforce or interpret this Agreement (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

        No waiver by Secured Party of an Event of Default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of the Note nor shall the taking of any such additional security waive or impair this Security Agreement. Secured Party may resort to any security it may have in the order it may deem proper.

        All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. All promises and duties of Debtor shall bind its successors and assigns.

                                      3.

        Any and all notices, elections, demands, or requests permitted or required to be made under this Security Agreement shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address set forth above or to such other party and at such other address within the United States of America as any party may designate as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail, or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

        This Security Agreement shall be governed and construed in accordance with the laws of the State of Georgia.

        IN WITNESS WHEREOF, Debtor has executed this Security Agreement as of December 27, 1994.


                                 DEBTOR:

                                 GRAPHIC INDUSTRIES, INC.,
                                 a Georgia corporation

                                 By: /s/Mark C. Pope, III
                                     -----------------------------------
                                     Mark C. Pope, III, Chairman & CEO


                                 Attest: /s/Donald P. Hunnicutt
                                         -------------------------------
                                         Donald P. Hunnicutt, Secretary

Exhibits:
- --------

Exhibit A - Legal Description
Exhibit B - Personal Property

                                      4.

                                  EXHIBIT "A"
                               655 Lambert Drive

ALL THAT TRACT OR PARCEL OF LAND LYING and being in Land Lot 50 of the 17th District, Fulton County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT located on the Southern margin of the right-of-way of Lambert Drive (the aforesaid right-of-way having a variable width) a distance of
285.0 feet easterly as measured along the aforesaid Southern margin of the right-of-way of Lambert Drive from the point formed by the intersection of the aforesaid Southern margin of the right-of-way of Lambert Drive and the Eastern margin of the right-of-way of Piedmont Road; thence from the point of beginning in a Northeasterly direction along the Southern and Southeastern margin of the aforesaid right-of-way of Lambert Drive and following the curvature thereof a distance of 83.83 feet to a point (the arc being subtended by a chord to the Northwest of the arc having a chord bearing of North 78 degrees 12 minutes 26 seconds East, a chord distance of 83.81 feet and a radius of 334.03 feet; thence continuing in a generally Northeasterly direction along the Southeastern margin of the aforesaid right-of-way of Lambert Drive and following the curvature thereof a distance of 191.17 feet to a point (said arc being subtended by a chord to the Northwest of the arc having a chord bearing of North 60 degrees 21 minutes 28 seconds East, a chord distance of 190.00 feet and a radius of 497.65 feet); thence leaving the aforesaid margin of the right-of-way of Lambert Drive South 22 degrees 42 minutes 57 seconds East a distance of 247.51 feet to a point marked by a nail found; thence South 87 degrees 21 minutes 21 seconds East a distance of 87.02 feet to a point marked by a 1/2 inch rebar set on the Northeastern margin of the right-of-way of Bismark Road; thence along the Westerly margin of the terminus of the right of way of Bismark Road, South 25 degrees 30 minutes 23 seconds West distance of 50.02 feet to a point marked by a 1/2 inch rebar set on the Southern margin of the aforesaid right of way of Bismark Road; thence leaving the aforesaid right of way of Bismark Road North 64 degrees 37 minutes 32 seconds West a distance of 53.83 feet to a point marked by a 1/2 inch rebar found; thence South 22 degrees 36 minutes 12 seconds West a distance of 51.95 feet to a point marked by a 1 inch pipe found; thence North 39 degrees 33 minutes 13 seconds West a distance of 28.83 feet to a point marked by a 1/2 inch rebar found; thence North 34 degrees 46 minutes 04 seconds West a distance of 75.09 feet to a point marked by a nail found; thence North 34 degrees 53 minutes 51 seconds West a distance of 89.90 feet to a point marked by a crimp top pipe found; thence North 28 degrees 25 minutes 29 seconds West a distance of 167.85 feet to a point marked by a 1/2 inch rebar found; thence North 07 degrees 24 minutes 25 seconds West a distance of 146.60 feet to a point on the Southern margin of Lambert Drive which point is the POINT OF BEGINNING being improved property known as 655 Lambert Drive, according to the present system of numbering houses in Atlanta, Georgia and

                                      5.

containing 2.7217 acres as shown and delineated on plat of survey for Graphic Industries, Inc., MetLife Capitol Financial Corporation and Lawyers Title Insurance Company dated December 14, 1994, prepared by Pearson & Associates, Inc., Mark A. Buckner Registered Land Surveyor Number 2422, which survey is incorporated herein by this reference.

Together with a perpetual nonexclusive easement for vehicular and pedestrian traffic over and across the existing driveways, roads and entrances located or hereafter located on the following described property:

ALL THAT TRACT OR PARCEL OF LAND LYING and being in Land Lot 50, 17th District of Fulton County, Georgia and being more particularly described as follows:

BEGINNING AT A POINT located on the Southeastern margin of the right-of-way of Lambert Drive (the aforesaid right-of-way having a variable width) a distance of
560.0 feet easterly as measured along the aforesaid Southern margin of the right-of-way of Lambert Drive from the point formed by the intersection of the aforesaid Southern margin of the right-of-way of Lambert Drive and the Eastern margin of the right-of-way of Piedmont Road; thence from the point of beginning in a Northeasterly direction along the Southeastern margin of the aforesaid right of way of Lambert Drive and following the curvature thereof a distance of
203.69 feet to a point marked by a 1/2 inch rebar found (which arc is subtended by a chord lying to the Northwest of the arc having a chord bearing of North 37 degrees 37 minutes 37 seconds East, a chord distance of 202.28 feet and a radius of 497.65 feet); thence leaving the aforesaid right-of-way of Lambert Drive South 62 degrees 22 minutes 56 seconds East a distance of 61.32 feet to a point marked by a 1/2 inch rebar found; thence South 00 degrees 34 minutes 49 seconds East a distance of 257.58 feet to a point marked by a 1/2 inch rebar set on the Northeastern margin of Bismark Road; thence leaving the aforesaid margin of the right of way of Bismark Road North 87 degrees 21 minutes 21 seconds West a distance of 87.02 feet to a point marked by a nail found; thence North 22 degrees 42 minutes 57 seconds West a distance of 247.51 feet to a point on the Southeastern margin of the right-of-way of Lambert Drive, which point is the POINT OF BEGINNING; the aforesaid property being known as 685 Lambert Drive, according to the present system of numbering in the City of Atlanta, Georgia and containing 1.0865 acres pursuant to that certain plat prepared for Graphic Industries, Inc., MetLife Capital Financial Corporation and Lawyers Title Insurance Corporation dated December 14, 1994, prepared by Pearson & Associates, Inc., Mark A. Buckner, Registered Land Surveyor No. 2422, which plat is incorporated herein by this reference.

                                      6.

                                   EXHIBIT B

                     (655 Lambert Drive, Atlanta, Georgia)



Secured Party:       MetLife Capital Financial Corporation
- -------------

Debtor:              Graphic Industries, Inc.
- ------

Loan No.:            5909794-001
- ---- ---


        All right, title, and interest of Debtor in:

        1. All buildings, structures, improvements, parking areas, landscaping, fixtures and articles of property now or hereafter attached to, or used or adapted for use in the operation of the real estate (herein the "Premises") described in Exhibit "A" attached to the financing statement or security agreement with respect to which this Exhibit "B" is attached, including but without being limited to, all heating, air conditioning, and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security instrument, all of which property mentioned in this paragraph 1 shall be referred to as the "Improvements" and shall be deemed part of the realty and not severable wholly or in part without material injury to the freehold of the Premises.

        2. All compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (a) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or (b) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever.

        3. Return premiums or other payments upon any insurance any time provided for the benefit of or naming Secured Party, and refunds or rebates of taxes or assessments on the Premises.

        4. All the right, title and interest of Debtor in and under all written and oral leases and rental agreements (including extensions, renewals and subleases; all of the foregoing shall be referred to

                                      7.

collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Debtor may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding.

        5. Plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Debtor's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements.

        6. All contracts (excluding contracts relating to the printing operations of Atlanta Blue Print Company), rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Premises or Improvements, management contracts, service or supply contracts, permits, licenses, franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide Debtor with proceeds to satisfy the loan evidenced hereby or improve the Premises or Improvements, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees.

        7. All books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein.

        8. All additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.

        All of the foregoing described collateral is exclusive of any equipment, furniture, furnishings or trade fixtures owned and supplied by Atlanta Blue Print Company or by any tenant of the Premises.

                                      8.

                                                         Loan No. 5909794-002

                                PROMISSORY NOTE

                     (685 Lambert Drive, Atlanta, Georgia)

$300,000                                                    December 27, 1994

        FOR VALUE RECEIVED, GRAPHIC INDUSTRIES, INC., a Georgia corporation ("BORROWER"), promises to pay to the order of MetLife Capital Financial Corporation ("METLIFE") at METLIFE's office at 10900 N.E. 4th St., Suite 500, Bellevue, Washington 98004, attention: Real Estate Department, or at such other address as the holder hereof may from time to time designate in writing, the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000) together with interest from the date the proceeds of the loan (the "Loan") evidenced by this Promissory Note (this "Note") are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon at the rate of ten percent (10%) per annum (computed on the basis of a 360-day year of twelve (12) consecutive thirty (30)-day months) in installments as follows: (i) interest only in advance at the rate of $83.33 per day shall be due and payable on the date the proceeds of the Loan are initially disbursed to or for the benefit of BORROWER (including, without limitation, disbursement into an escrow for the benefit of BORROWER) for the period beginning on the date of such disbursement and ending on the last day of the month during which such disbursement occurs; and (ii) one hundred seventy-nine (179) installments of principal and interest in the amount of Three Thousand Two Hundred Twenty-Three and eighty-two hundredths Dollars ($3,223.82) each shall be payable commencing on the first day of the second month following the month in which the proceeds of the loan evidenced by this Note are initially disbursed and continuing on the first day of each and every succeeding month until the first day of the one hundred eightieth (180th) month following the date the proceeds of the Loan are initially disbursed at which time all then unpaid principal and interest hereon shall be due and payable.

        If any payment shall not be paid when due and shall remain unpaid for ten (10) days, BORROWER shall pay an additional charge equal to five percent (5.00%) of the delinquent payment or the highest additional charge permitted by law, whichever is less.

        Upon not less than thirty (30) days' advance written notice to METLIFE at any time after the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note, and upon payment of the Prepayment Premium, BORROWER shall have the right to prepay all, but not less than all, of the outstanding balance of this Note on any regularly scheduled principal and interest payment date. The Prepayment Premium shall be determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of ten (10)-year U.S. Treasury Notes (as published in Federal Reserve Statistical Release H.15 [519]) (the "Index") from September 16, 1994, to the Friday immediately preceding the week in which the prepayment is made, (ii) dividing the decrease by 100, (iii) multiplying the result by the following described applicable premium factor (the "Premium Factor"), and (iv) multiplying the product by the principal balance to be prepaid.

If the Index is unchanged or has increased from September 16, 1994 to the Friday immediately preceding the prepayment date, no Prepayment Premium shall be due. The Premium Factor shall be the amount shown on the following chart for the month in which prepayment occurs:

              No. Mos.                             Premium
             Remaining          (Years)            Factor
             ---------          -------            ------

             180 - 169            (15)              .073
             168 - 157            (14)              .069
             156 - 145            (13)              .064
             144 - 133            (12)              .059
             132 - 121            (11)              .054
             120 - 109            (10)              .049
             108 -  97            ( 9)              .044
              96 -  85            ( 8)              .039
              84 -  73            ( 7)              .035
              72 -  61            ( 6)              .030
              60 -  49            ( 5)              .025
              48 -  37            ( 4)              .020
              36 -  25            ( 3)              .015
              24 -  13            ( 2)              .010
              12 -   1            ( 1)              .005

If the Federal Reserve Board ceases to publish Statistical Release H.15 [519], then the decrease in the weekly average yield of ten (10)-year U.S. Treasury Notes will be determined from another source designated by METLIFE. Prepayment prior to the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note will be permitted only in the event of a sale of the Property (as hereinafter defined) to a bona-fide third party and only upon payment of both the prepayment premium set forth above and an additional premium calculated by multiplying the original principal amount of this Note by the Premium Factor set forth below:

              No. Mos.                             Premium
             Remaining          (Years)            Factor
             ---------          -------            ------

             180 - 169            (15)              .03
             168 - 157            (14)              .02
             156 - 121            (13 -11)          .01

        If METLIFE at any time accelerates this Note after an Event of Default (defined below), then BORROWER shall be obligated to pay the Prepayment Premium in accordance with the foregoing schedule. The Prepayment Premium shall not be payable with respect to condemnation awards or insurance proceeds from fire or other casualty which METLIFE applies to prepayment, nor with respect to BORROWER's prepayment of the Note in full during the last twelve (12) months of the term of this Note unless an Event of Default has occurred. BORROWER expressly acknowledges that such Prepayment Premium is not a penalty but is intended solely to compensate METLIFE for the loss of its bargain and the reimbursement of internal expenses and administrative fees and expenses incurred by METLIFE.

                                      2.

        BORROWER shall be liable on this Note and on all the representations, warranties, indemnities and covenants in the Deed to Secure Debt, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Deed to Secure Debt") covering the property (the "Property") securing this Note and all other documents executed or delivered in connection herewith (the "Loan Documents").

        Each of the following shall constitute an Event of Default ("Event of Default") hereunder and under the Deed to Secure Debt executed contemporaneously herewith:

        (a) Failure of or refusal by BORROWER to make any payment of principal, interest, or Prepayment Premium upon this Note when due, and such failure or refusal shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

        (b) Failure of BORROWER within the time required by the Deed to Secure Debt to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

        (c) Failure by BORROWER to observe or perform any obligations of BORROWER to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by this Note following the giving of any required notice and the expiration of any applicable period of grace; or

        (d) Failure of BORROWER to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

        (e) Failure by BORROWER to observe or perform any of its obligations under any of the lease agreements covering the Property; or

        (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under the Deed to Secure Debt, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

        (g) Filing by BORROWER or Atlanta Blue Print Company of a voluntary petition in bankruptcy or filing by BORROWER or Atlanta Blue Print Company of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by BORROWER or Atlanta Blue Print Company in the appointment of any trustee, receiver, custodian, conservator or liquidator for BORROWER or Atlanta Blue Print Company, any part of the Property, or any of the

                                      3.

income or rents of the Property, or the making by BORROWER or Atlanta Blue Print Company of any general assignment for the benefit of creditors, or the inability of or failure by BORROWER or Atlanta Blue Print Company to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of BORROWER or Atlanta Blue Print Company, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by BORROWER or Atlanta Blue Print Company of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of BORROWER or Atlanta Blue Print Company which is not discharged in the manner permitted by the Deed to Secure Debt, or the giving of notice by BORROWER or Atlanta Blue Print Company to any governmental body of insolvency or suspension of operations; or

        (h) Filing of a petition against BORROWER or Atlanta Blue Print Company seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of BORROWER or Atlanta Blue Print Company, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

        (i) The institution of any proceeding for the dissolution or termination of BORROWER voluntarily, involuntarily, or by operation of law; or

        (j) A material adverse change occurs in the assets, liabilities or net worth of BORROWER or any of the guarantors of the indebtedness evidenced by this Note from the assets, liabilities or net worth of BORROWER or any of the guarantors of the indebtedness evidenced by this Note previously disclosed to METLIFE; or

        (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of BORROWER under this Note, the Deed to Secure Debt, or any of the Loan Documents shall prove to have been false or misleading in any material respect; or

        (l) Failure of BORROWER to observe or perform any other covenant or condition contained in this Note and such default shall continue for thirty (30) days after notice is given to BORROWER specifying the nature of the failure. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

        (m) Failure of BORROWER to observe or perform any other obligation under the Deed to Secure Debt or any other Loan Document when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, BORROWER fails within such time to commence and pursue curative action with

                                      4.

reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

        (n) BORROWER's abandonment of the Property; or

        (o) Any of the foregoing events occur with respect to any tenant of the Property, with respect to any guarantor of any of BORROWER's obligations in connection with the indebtedness evidenced by this Note or with respect to any guarantor of any tenant's obligations relating to the Property, or such guarantor dies or becomes incompetent; or

        (p) The occurrence of any default under any of the documents evidencing or securing (i) METLIFE Loan No. 5905292, (ii) METLIFE Loan No. 5905393, (iii) METLIFE Loan No. 5905393, (iv) METLIFE Loan No. 5904594 or (v) any other indebtedness with Borrower or any of the guarantors of the Indebtedness which is now or hereafter owed to METLIFE.

        Upon the occurrence of any of the foregoing events of default, METLIFE shall have the option to declare the entire amount of principal and interest due under this Note immediately due and payable without notice or demand, and METLIFE may exercise any of its rights under this Note and any document executed or delivered herewith. After acceleration or maturity, BORROWER shall pay interest on the outstanding principal balance of this Note at the rate of five percent (5.00%) per annum above Chase Manhattan Bank's prime interest rate in effect from time to time, or fifteen percent (15.00%) per annum, whichever is higher, provided that such interest rate shall not exceed the maximum interest rate permitted by law.

        All payments of the principal and interest on this Note shall be made in coin or currency of the United States of America which at the time shall be the legal tender for the payment of public and private debts.

        If this Note is placed in the hands of an attorney for collection, BORROWER agrees to pay reasonable attorneys' fees and costs incurred by METLIFE in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with post-judgment collection efforts, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

        This Note shall be governed and construed in accordance with the laws of the State of Georgia applicable to contracts made and to be performed therein (excluding choice-of-law principles). BORROWER hereby irrevocably submits to the jurisdiction of any state or federal court

                                      5.

sitting in Georgia in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note, and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

        This Note is given in a commercial transaction for business purposes.

        This Note may be declared due prior to its expressed maturity date, all in the events, on the terms, and in the manner provided for in the Deed to Secure Debt.

        BORROWER and all sureties, endorsers, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and further waive diligence in collecting this Note or in enforcing any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note; (iii) agree that METLIFE shall not be required to first institute suit or exhaust its remedies hereon against BORROWER or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; and (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by METLIFE with any person now or hereafter liable for the payment of this Note, even if BORROWER is not a party to such agreement.

        All agreements between BORROWER and METLIFE, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to METLIFE exceed the maximum amount permissible under the applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to METLIFE in excess of the maximum amount permissible under applicable law, the interest payable to METLIFE shall be reduced to the maximum amount permissible under applicable law; and if from any circumstance METLIFE shall ever receive anything of value deemed interest by applicable law in excess of the maximum amount permissible under applicable law, an amount equal to the excessive interest or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to BORROWER. All interest paid or agreed to be paid to METLIFE shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. METLIFE expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between BORROWER and METLIFE.

                                      6.

        IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


        IN WITNESS WHEREOF, BORROWER has caused this Note to be executed by its duly authorized officers as of the year and day first written above.

                                        BORROWER:

                                        GRAPHIC INDUSTRIES, INC.,
                                        a Georgia corporation

                                        By:/s/ Mark C. Pope III
                                           -------------------------------------
                                           Mark C. Pope, III, Chairman & CEO


                                        Attest:/s/ Donald P. Hunnicutt
                                               ---------------------------------
                                               Donald P. Hunnicutt, Secretary

                                      7.

                                                            Loan No. 5909794-001

                                PROMISSORY NOTE

                     (655 Lambert Drive, Atlanta, Georgia)

$1,125,000                                                     December 27, 1994

        FOR VALUE RECEIVED, GRAPHIC INDUSTRIES, INC., a Georgia corporation ("BORROWER"), promises to pay to the order of MetLife Capital Financial Corporation ("METLIFE") at METLIFE's office at 10900 N.E. 4th St., Suite 500, Bellevue, Washington 98004, attention: Real Estate Department, or at such other address as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($1,125,000) together with interest from the date the proceeds of the loan (the "Loan") evidenced by this Promissory Note (this "Note") are initially disbursed until maturity on the principal balance from time to time remaining unpaid hereon at the rate of ten percent (10%) per annum (computed on the basis of a 360-day year of twelve (12) consecutive thirty (30)-day months) in installments as follows: (i) interest only in advance at the rate of $312.50 per day shall be due and payable on the date the proceeds of the Loan are initially disbursed to or for the benefit of BORROWER (including, without limitation, disbursement into an escrow for the benefit of BORROWER) for the period beginning on the date of such disbursement and ending on the last day of the month during which such disbursement occurs; and (ii) one hundred seventy-nine (179) installments of principal and interest in the amount of Twelve Thousand Eight-Nine and thirty-one hundredths Dollars ($12,089.31) each shall be payable commencing on the first day of the second month following the month in which the proceeds of the loan evidenced by this Note are initially disbursed and continuing on the first day of each and every succeeding month until the first day of the one hundred eightieth (180th) month following the date the proceeds of the Loan are initially disbursed at which time all then unpaid principal and interest hereon shall be due and payable.

        If any payment shall not be paid when due and shall remain unpaid for ten (10) days, BORROWER shall pay an additional charge equal to five percent (5.00%) of the delinquent payment or the highest additional charge permitted by law, whichever is less.

        Upon not less than thirty (30) days' advance written notice to METLIFE at any time after the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note, and upon payment of the Prepayment Premium, BORROWER shall have the right to prepay all, but not less than all, of the outstanding balance of this Note on any regularly scheduled principal and interest payment date. The Prepayment Premium shall be determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of ten (10)-year U.S. Treasury Notes (as published in Federal Reserve Statistical Release H.15 [519]) (the "Index") from September 16, 1994, to the Friday immediately preceding the week in which the prepayment is made, (ii) dividing the decrease by 100, (iii) multiplying the result by the following described applicable premium factor (the "Premium Factor"), and (iv) multiplying the product by the principal balance to be prepaid.

If the Index is unchanged or has increased from September 16, 1994 to the Friday immediately preceding the prepayment date, no Prepayment Premium shall be due. The Premium Factor shall be the amount shown on the following chart for the month in which prepayment occurs:

                   No. Mos.                    Premium
                  Remaining      (Years)       Factor
                  ---------      -------       -------

                  180 - 169       (15)          .073
                  168 - 157       (14)          .069
                  156 - 145       (13)          .064
                  144 - 133       (12)          .059
                  132 - 121       (11)          .054
                  120 - 109       (10)          .049
                  108 -  97       ( 9)          .044
                   96 -  85       ( 8)          .039
                   84 -  73       ( 7)          .035
                   72 -  61       ( 6)          .030
                   60 -  49       ( 5)          .025
                   48 -  37       ( 4)          .020
                   36 -  25       ( 3)          .015
                   24 -  13       ( 2)          .010
                   12 -   1       ( 1)          .005

If the Federal Reserve Board ceases to publish Statistical Release H.15 [519], then the decrease in the weekly average yield of ten (10)-year U.S. Treasury Notes will be determined from another source designated by METLIFE. Prepayment prior to the fifth (5th) anniversary of the due date of the first monthly principal and interest payment due under this Note will be permitted only in the event of a sale of the Property (as hereinafter defined) to a bona-fide third party and only upon payment of both the prepayment premium set forth above and an additional premium calculated by multiplying the outstanding principal amount of this Note by the Premium Factor set forth below:

                  No. Mos.                     Premium
                  Remaining      (Years)       Factor
                  ---------      -------       -------

                  180 - 169       (15)          .03
                  168 - 157       (14)          .02
                  156 - 121       (13-11)       .01

        If METLIFE at any time accelerates this Note after an Event of Default (defined below), then BORROWER shall be obligated to pay the Prepayment Premium in accordance with the foregoing schedule. The Prepayment Premium shall not be payable with respect to condemnation awards or insurance proceeds from fire or other casualty which METLIFE applies to prepayment, nor with respect to BORROWER's prepayment of the Note in full during the last twelve (12) months of the term of this Note unless an Event of Default has occurred. BORROWER expressly acknowledges that such Prepayment Premium is not a penalty but is intended solely to compensate METLIFE for the loss of its bargain and the reimbursement of internal expenses and administrative fees and expenses incurred by METLIFE.

                                       2.

        BORROWER shall be liable on this Note and on all the representations, warranties, indemnities and covenants in the Deed to Secure Debt, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Deed to Secure Debt") covering the property (the "Property") securing this Note and all other documents executed or delivered in connection herewith (the "Loan Documents").

        Each of the following shall constitute an Event of Default ("Event of Default") hereunder and under the Deed to Secure Debt executed contemporaneously herewith:

        (a) Failure of or refusal by BORROWER to make any payment of principal, interest, or Prepayment Premium upon this Note when due, and such failure or refusal shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

        (b) Failure of BORROWER within the time required by the Deed to Secure Debt to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to BORROWER by METLIFE specifying such failure; or

        (c) Failure by BORROWER to observe or perform any obligations of BORROWER to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by this Note following the giving of any required notice and the expiration of any applicable period of grace; or

        (d) Failure of BORROWER to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

        (e) Failure by BORROWER to observe or perform any of its obligations under any of the lease agreements covering the Property; or

        (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under the Deed to Secure Debt, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

        (g) Filing by BORROWER or Atlanta Blue Print Company of a voluntary petition in bankruptcy or filing by BORROWER or Atlanta Blue Print Company of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by BORROWER or Atlanta Blue Print Company in the appointment of any trustee, receiver, custodian, conservator or liquidator for BORROWER or Atlanta Blue Print Company, any part of the Property, or any of the

                                       3.

income or rents of the Property, or the making by BORROWER or Atlanta Blue Print Company of any general assignment for the benefit of creditors, or the inability of or failure by BORROWER or Atlanta Blue Print Company to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of BORROWER or Atlanta Blue Print Company, or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by BORROWER or Atlanta Blue Print Company of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of BORROWER or Atlanta Blue Print Company which is not discharged in the manner permitted by the Deed to Secure Debt, or the giving of notice by BORROWER or Atlanta Blue Print Company to any governmental body of insolvency or suspension of operations; or

        (h) Filing of a petition against BORROWER or Atlanta Blue Print Company seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of BORROWER or Atlanta Blue Print Company, of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

        (i) The institution of any proceeding for the dissolution or termination of BORROWER voluntarily, involuntarily, or by operation of law; or

        (j) A material adverse change occurs in the assets, liabilities or net worth of BORROWER or any of the guarantors of the indebtedness evidenced by this Note from the assets, liabilities or net worth of BORROWER or any of the guarantors of the indebtedness evidenced by this Note previously disclosed to METLIFE; or

        (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of BORROWER under this Note, the Deed to Secure Debt, or any of the Loan Documents shall prove to have been false or misleading in any material respect; or

        (l) Failure of BORROWER to observe or perform any other covenant or condition contained in this Note and such default shall continue for thirty (30) days after notice is given to BORROWER specifying the nature of the failure. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

        (m) Failure of BORROWER to observe or perform any other obligation under the Deed to Secure Debt or any other Loan Document when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, BORROWER fails within such time to commence and pursue curative action with

                                       4.

reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to BORROWER concerning default in performance of the same obligation; or

        (n) BORROWER's abandonment of the Property; or

        (o) Any of the foregoing events occur with respect to any tenant of the Property, with respect to any guarantor of any of BORROWER's obligations in connection with the indebtedness evidenced by this Note or with respect to any guarantor of any tenant's obligations relating to the Property, or such guarantor dies or becomes incompetent; or

        (p) The occurrence of any default under any of the documents evidencing or securing (i) METLIFE Loan No. 5905292, (ii) METLIFE Loan No. 5905393, (iii) METLIFE Loan No. 5905393, (iv) METLIFE Loan No. 5904594 or (v) any other indebtedness with Borrower or any of the guarantors of the Indebtedness which is now or hereafter owed to METLIFE.

        Upon the occurrence of any of the foregoing events of default, METLIFE shall have the option to declare the entire amount of principal and interest due under this Note immediately due and payable without notice or demand, and METLIFE may exercise any of its rights under this Note and any document executed or delivered herewith. After acceleration or maturity, BORROWER shall pay interest on the outstanding principal balance of this Note at the rate of five percent (5.00%) per annum above Chase Manhattan Bank's prime interest rate in effect from time to time, or fifteen percent (15.00%) per annum, whichever is higher, provided that such interest rate shall not exceed the maximum interest rate permitted by law.

        All payments of the principal and interest on this Note shall be made in coin or currency of the United States of America which at the time shall be the legal tender for the payment of public and private debts.

        If this Note is placed in the hands of an attorney for collection, BORROWER agrees to pay reasonable attorneys' fees and costs incurred by METLIFE in connection therewith, and in the event suit or action is instituted to enforce or interpret this Note (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, or in connection with post-judgment collection efforts, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

        This Note shall be governed and construed in accordance with the laws of the State of Georgia applicable to contracts made and to be performed therein (excluding choice-of-law principles). BORROWER hereby irrevocably submits to the jurisdiction of any state or federal court

                                       5.

sitting in Georgia in any action or proceeding brought to enforce or otherwise arising out of or relating to this Note, and hereby waives any objection to venue in any such court and any claim that such forum is an inconvenient forum.

        This Note is given in a commercial transaction for business purposes.

        This Note may be declared due prior to its expressed maturity date, all in the events, on the terms, and in the manner provided for in the Deed to Secure Debt.

        BORROWER and all sureties, endorsers, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and further waive diligence in collecting this Note or in enforcing any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note; (iii) agree that METLIFE shall not be required to first institute suit or exhaust its remedies hereon against BORROWER or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; and (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by METLIFE with any person now or hereafter liable for the payment of this Note, even if BORROWER is not a party to such agreement.

        All agreements between BORROWER and METLIFE, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to METLIFE exceed the maximum amount permissible under the applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to METLIFE in excess of the maximum amount permissible under applicable law, the interest payable to METLIFE shall be reduced to the maximum amount permissible under applicable law; and if from any circumstance METLIFE shall ever receive anything of value deemed interest by applicable law in excess of the maximum amount permissible under applicable law, an amount equal to the excessive interest or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to BORROWER. All interest paid or agreed to be paid to METLIFE shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. METLIFE expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between BORROWER and METLIFE.

                                       6.

        IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

        IN WITNESS WHEREOF, BORROWER has caused this Note to be executed by its duly authorized officers as of the year and day first written above.

                                       BORROWER:

                                       GRAPHIC INDUSTRIES, INC.,
                                       a Georgia corporation

                                       By: /s/ Mark C. Pope III
                                          -----------------------------------
                                          Mark C. Pope, III, Chairman & CEO


                                       Attest: /s/ Donald P. Hunnicutt
                                              -------------------------------
                                               Donald P. Hunnicutt, Secretary
April 27, 1995,

                                       7.

Prepared by and after
recording return to:

Dorothea Summerell
Hunter, Maclean, Exley & Dunn, P.C.
200 East Saint Julian Street
Post Office Box 9848
Savannah, Georgia    31412
                                                        Loan Number: 5909794-001


                   DEED TO SECURE DEBT, SECURITY AGREEMENT,
                        ASSIGNMENT OF LEASES AND RENTS,
                              AND FIXTURE FILING

                     (655 Lambert Drive, Atlanta, Georgia)

THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS. THIS DEED TO SECURE DEBT, SECRUITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING DEED COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE BORROWER/DEBTOR HEREUNDER IS THE RECORD OWNER OF THE REAL PROPERTY.

THE NAMES OF THE "DEBTOR" AND THE "SECURED PARTY", THE MAILING ADDRESS OF THE "SECURED PARTY" FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESSES OF THE "DEBTOR" AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL ARE AS DESCRIBED IN ARTICLE III BELOW, IN COMPLIANCE WITH THE REQUIREMENTS OF ARTICLE 9, SECTION 402 OF THE UNIFORM COMMERCIAL CODE, O.C.G.A. (S) 11-9-402.

________________________________________________________________________________

        THIS DEED TO SECURE DEBT, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (herein "Deed") is made as of December 27, 1994, by the Grantor, GRAPHIC INDUSTRIES, INC., a Georgia corporation, whose address is 2155 Monroe Drive, Northeast, Atlanta, Georgia 30324 (herein "Borrower"), in favor of the Grantee, METLIFE CAPITAL FINANCIAL CORPORATION, a Delaware corporation, whose address is Real Estate Department, 10900 N.E. 4th Street, Suite 500, Bellevue, Washington 98004 (herein "METLIFE").

        Borrower, in consideration of the indebtedness herein recited does hereby bargain, sell, transfer, assign, grant, and convey to METLIFE and its successors and assigns, WITH POWER OF SALE all of Borrower's right, title and interest, now owned or hereafter acquired, including any reversion or remainder interest, in the real property located in the City of Atlanta, County of Fulton, State of Georgia, commonly known as 655 Lambert Road, and more particularly described on Exhibit A attached hereto and incorporated herein including all
             ---------
heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, tenements, hereditaments, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property (collectively "Premises");

        TOGETHER with all of Borrower's estate, right, title and interest, now owned or hereafter acquired, in:

     (a) all buildings, structures, improvements, parking areas, landscaping, fixtures and articles of property now or hereafter erected on, attached to, or used or adapted for use in the operation of the Premises; including but without being limited to, all heating, air conditioning and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security deed, all of which property mentioned in this clause (a) shall be deemed part of the realty covered by this Deed and not severable wholly or in part without material injury to the freehold of the Premises (all of the foregoing together with replacements and additions thereto are referred to herein as "Improvements"); and

     (b) all compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (i) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or
     (ii) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever;

     (c) return premiums or other payments upon any insurance any time provided for the benefit of or naming METLIFE, and refunds or rebates of taxes or assessments on the Premises;

     (d) all written and oral leases and rental agreements (including extensions, renewals and subleases and all usufructuary interest; all of the foregoing shall be referred to collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Borrower may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding; and the leasehold estate in the event this Deed is on a leasehold;

                                      2.

     (e) plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Borrower's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements;

     (f) all contracts (excluding contracts relating to the printing operations of Atlanta Blue Print Company ("ABP Co."), rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Premises or Improvements, management contracts, service or supply contracts, permits, licenses, franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide Borrower with proceeds to satisfy the loan evidenced hereby or improve the Premises or Improvements, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees;

     (g) all books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein; and

     (h) all additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.

(All of the foregoing described collateral is exclusive of any equipment, furniture, furnishings or trade fixtures owned and supplied by ABP Co. or tenants of the Premises. The Premises, the Improvements, the Leases and all of the rest of the foregoing property are herein referred to as the "Property.")

        TO HAVE AND TO HOLD the Property and all parts, rights, members, and apurtenances thereof to the use, benefit, and behoof of METLIFE and its successors and assigns in fee simple forever. This instrument is a deed passing title pursuant to the laws of the State of Georgia governing loan or security deeds and is not a mortgage as "mortgage" is defined for purposes of real property laws.

        This conveyance is intended to constitute a security agreement as required under the Uniform Commercial Code as enacted in the State of Georgia. Debtor's and Secured Party's addresses and the location of the collateral are set forth on Schedule 1 attached hereto.
             ----------

        This Deed is made to secure METLIFE (a) the repayment of the indebtedness evidenced by Borrower's promissory note (the "Note") dated of even date herewith in the principal sum of ONE MILLION ONE HUNDRED

                                      3.

TWENTY-FIVE THOUSAND Dollars ($1,125,000), with interest thereon at the rate of ten percent (10%) per annum, having a maturity date of January 1, 2010, and all renewals,extensions and modifications thereof; (b) the repayment of any future advances, with interest thereon, made by METLIFE to Borrower pursuant to Section
                                                                         -------
28 hereof (herein "Future Advances"); (c) the payment of all other sums, with
- --
interest thereon, advanced in accordance herewith to protect the security of this Deed or to fulfill any of Borrower's obligations hereunder or under the other Loan Documents (as defined below); (d) the performance of the covenants and agreements of Borrower contained herein or in the other Loan Documents; and
(e) the repayment of all sums now or hereafter owing to METLIFE by Borrower pursuant to any instrument which recites that it is secured hereby. The indebtedness and obligations described in clauses (a)-(e) above are collectively referred to herein as the "Indebtedness." The Note, this Deed, and all other documents evidencing, securing or guaranteeing the Indebtedness (except any Certificate and Indemnity Agreement Regarding Hazardous Substances), as the same may be modified or amended from time to time, are referred to herein as the "Loan Documents." The terms of the Note secured hereby may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time, and this Deed shall continue to secure the Note notwithstanding any such indexing, adjustment, renewal or renegotiation.

        Should the indebtedness be paid according to the tenor and effect thereof where the same shall become due and payable, and should Borrower perform all covenants herein contained in a timely manner, then this Deed is satisfied, and METLIFE shall execute a proper cancellation at the expense of Borrower.

        Borrower represents and warrants that Borrower has good, marketable and insurable title to, and has the right to mortgage an indefeasible fee simple estate in, the Premises, Improvements, rents, and leases (or, if this Deed is on a leasehold, good, marketable and insurable title to, and the right to convey the leasehold estate and that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), and the right to convey the other Property, that the Property is unencumbered except as disclosed in writing to and approved by METLIFE prior to the date hereof, and that Borrower will warrant and forever defend the title to the Property against all claims and demands, subject only to the permitted exceptions set forth in Schedule 2 attached hereto.
                                      ----------

        Borrower represents, warrants, covenants and agrees for the benefit of METLIFE as follows:

    1.  PAYMENT OF PRINCIPAL AND INTEREST.  Borrower shall promptly pay when due
        ---------------------------------
the principal of and interest on the Indebtedness, any prepayment and other charges provided in the Loan Documents and all other sums secured by this Deed.

    2.  FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES.  Upon the occurrence of an
        --------------------------------------------
Event of Default (hereinafter defined), and at METLIFE's sole option at any time thereafter, Borrower shall pay in addition to

                                      4.

each monthly payment on the Note, one-twelfth of the annual real estate taxes, insurance premiums, assessments, water and sewer rates, ground rents and other charges (herein "Impositions") payable with respect to the Property (as estimated by METLIFE in its sole discretion), to be held by METLIFE without interest to Borrower, for the payment of such obligations.

        If the amount of such additional payments held by METLIFE ("Funds") at the time of the annual accounting thereof shall exceed the amount deemed necessary by METLIFE to provide for the payment of Impositions as they fall due, such excess shall be at Borrower's option, either repaid to Borrower or credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by METLIFE shall be less than the amount deemed necessary by METLIFE to pay Impositions as they fall due, Borrower shall pay to METLIFE any amount necessary to make up the deficiency within thirty (30) days after notice from METLIFE to Borrower requesting payment thereof.

        Upon Borrower's breach of any covenant or agreement of Borrower in this Deed, METLIFE may apply, in any amount and in any order as METLIFE shall determine in METLIFE's sole discretion, any Funds held by METLIFE at the time of application (i) to pay Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Deed. Upon payment in full of all sums secured by this Deed, METLIFE shall refund to Borrower any Funds held by METLIFE.

        3.  APPLICATION OF PAYMENTS.  Unless applicable law provides otherwise,
            -----------------------
each complete installment payment received by METLIFE from Borrower under the Note or this Deed shall be applied by METLIFE first in payment of amounts payable to METLIFE by Borrower under Section 2 hereof, then to interest payable
                                     ---------
on the Note, then to principal of the Note, and then to interest and principal on any Future Advances in such order as METLIFE, at METLIFE's sole discretion, shall determine. Upon Borrower's breach of any covenant or agreement of Borrower in this Deed, METLIFE may apply, in any amount and in any order as METLIFE shall determine in METLIFE's sole discretion, any payments received by METLIFE under the Note or this Deed. Any partial payment received by METLIFE shall, at METLIFE's option, be held in a non-interest bearing account until METLIFE receives funds sufficient to equal a complete installment payment.

        4.  CHARGES, LIENS.  Borrower shall pay all Impositions attributable to
            --------------
the Property in the manner provided under Section 2 hereof or, if not paid in
                                          ---------
such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as METLIFE may designate in writing. If requested by METLIFE, Borrower shall promptly furnish to METLIFE all notices of Impositions which become due, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to METLIFE receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Deed, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without METLIFE's prior written permission, Borrower shall not allow any lien inferior to this Deed to be

                                      5.

perfected against the Property. If any lien inferior to this Deed is filed against the Property without METLIFE's prior written permission and without the consent of Borrower, Borrower shall, within thirty (30) days after receiving notice of the filing of such lien, cause such lien to be released of record and deliver evidence of such release to METLIFE.

        5.  INSURANCE.  Borrower shall obtain and maintain the following types
            ---------
of insurance upon and relating to the Property:

        (a) "All Risk" property and fire insurance (with extended coverage endorsement including malicious mischief and vandalism) in an amount not less than the lesser of the outstanding principal balance of the Note or the full replacement value of the Property (with a deductible not to exceed $25,000 and with co-insurance limited to a maximum of 10% of the amount of the policy), naming METLIFE under a lender's loss payee endorsement (form 438BFU or equivalent) and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements;

        (b) Comprehensive general liability insurance in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate insuring against personal injury, death and property damage and naming METLIFE as additional insured;

        (c) Business interruption insurance covering loss of rental or other income (including all expenses payable by tenants) for up to six (6) months; and

        (d) Such other types of insurance or endorsements to existing insurance as may be required from time to time by METLIFE.

        Upon the request of METLIFE, Borrower shall increase the coverages under any of the insurance policies required to be maintained hereunder or otherwise modify such policies in accordance with METLIFE's request. All of the insurance policies required hereunder shall be issued by corporate insurers licensed to do business in the state in which the Property is located and rated A:X or better by A.M. Best Company, and shall be in form acceptable to METLIFE. If and to the extent that the Property is located within an area that has been or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance, Borrower shall carry flood insurance with respect to the Property in amounts not less than the maximum limit of coverage then available with respect to the Property or the amount of the Indebtedness, whichever is less. Certificates of all insurance required to be maintained hereunder shall be delivered to METLIFE, along with evidence of payment in full of all premiums required thereunder, contemporaneously with Borrower's execution of this Deed. All such certificates shall be in form acceptable to METLIFE and shall require the insurance company to give to METLIFE at least thirty (30) days' prior written notice before canceling the policy for any reason or materially amending it. Certificates evidencing all renewal and substitute policies of insurance shall be delivered to METLIFE, along with evidence of the payment in full

                                      6.

of all premiums required thereunder, at least fifteen (15) days before termination of the policies being renewed or substituted. If any loss shall occur at any time when Borrower shall be in default hereunder, METLIFE shall be entitled to the benefit of all insurance policies held or maintained by Borrower, to the same extent as if same had been made payable to METLIFE, and upon foreclosure hereunder, METLIFE shall become the owner thereof. METLIFE shall have the right, but not the obligation, to make premium payments, at Borrower's expense, to prevent any cancellation, endorsement, alteration or reissuance of any policy of insurance maintained by Borrower, and such payments shall be accepted by the insurer to prevent same.

        If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or destruction of the Property (such event being called a "Loss"), Borrower will give prompt written notice thereof to METLIFE. All insurance proceeds paid or payable in connection with any Loss shall be paid to METLIFE. If (i) no Event of Default has occurred and is continuing hereunder, (ii) Borrower provides evidence satisfactory to METLIFE of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) the available insurance proceeds are, in METLIFE's judgment, sufficient to fully and completely restore, repair or replace the Property, and (iv) Borrower provides evidence satisfactory to METLIFE that none of the tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, Borrower shall have the right to apply all insurance proceeds received in connection with such Loss either (a) to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such Loss, or (b) to the payment of the Indebtedness in such order as METLIFE may elect. If an Event of Default has occurred and is continuing hereunder at the time of such Loss, if METLIFE determines that Borrower will be unable to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, if the available insurance proceeds are insufficient, in METLIFE's judgment, to fully and completely restore, repair or replace the Property or if METLIFE believes that one or more tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, then all of the insurance proceeds payable with respect to such Loss will be applied to the payment of the Indebtedness, or if so instructed by METLIFE, Borrower will promptly, at Borrower's sole cost and expense and regardless of whether sufficient insurance proceeds shall be available, commence to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition, character immediately prior to such Loss. Borrower shall diligently prosecute any restoration, repairs or replacement of the Property undertaken by or on behalf of Borrower pursuant to this Section 5. All such
                                                        ---------
work shall be conducted pursuant to written contracts approved by METLIFE in writing. Notwithstanding anything contained herein to the contrary, in the event the insurance proceeds received by METLIFE following any Loss are insufficient in METLIFE's judgment to fully and completely restore, repair or replace the Property, and if Borrower has complied with all of the other conditions described

                                      7.

in this Section 5, Borrower may elect to restore, repair or replace the
        ---------
Property if it first deposits with METLIFE such additional sums as METLIFE determines are necessary in order to fully and completely restore, repair or replace the Property. In the event any insurance proceeds remain following the restoration, repair or replacement of the Property, such proceeds shall be applied to the Indebtedness in such order as METLIFE may elect.

        6.  PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS.  Borrower (a)
            ----------------------------------------------------
shall not commit waste or permit impairment or deterioration of the Property,
(b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as METLIFE may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including all improvements, fixtures, equipment, machinery and appliances thereon, in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) if all or part of the Property is for rent or lease, then METLIFE, at its option after the occurrence of an Event of Default, may require Borrower to provide for professional management of the Property by a property manager satisfactory to METLIFE pursuant to a contract approved by METLIFE in writing, unless such requirement shall be waived by METLIFE in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to METLIFE of and, unless otherwise directed in writing by METLIFE, appear in and defend any action or proceeding purporting to affect the Property, the security of this Deed or the rights or powers of METLIFE hereunder. Neither Borrower nor any tenant or other person, without the written approval of METLIFE, shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

        Borrower represents, warrants and covenants that the Property is and shall be in compliance with the Americans with Disabilities Act of 1990 and all of the regulations promulgated thereunder, as the same may be amended from time to time.

        If this Deed is on a leasehold, Borrower (i) shall comply with the provisions of the ground lease, (ii) shall give immediate written notice to METLIFE of any default by lessor under the ground lease or of any notice received by Borrower from such lessor of any default under the ground lease by Borrower, (iii) shall exercise any option to renew or extend the ground lease and give written confirmation thereof to METLIFE within thirty (30) days after such option becomes exercisable, (iv) shall give immediate written notice to METLIFE of the commencement of any remedial proceedings under the ground lease by any party thereto and, if required by METLIFE, shall permit METLIFE as Borrower's attorney-in-fact to control and act for Borrower in any such remedial proceedings and

                                      8.

(v) shall within thirty (30) days after request by METLIFE obtain from the lessor under the ground lease and deliver to METLIFE a lessor's estoppel certificate in form and substance acceptable to METLIFE. Borrower hereby expressly transfers and assigns to METLIFE the benefit of all covenants contained in the ground lease, whether or not such covenants run with the land, but METLIFE shall have no liability with respect to such covenants or any other covenants contained in the ground lease.

        Borrower shall neither surrender the leasehold estate and interests herein conveyed nor terminate or cancel the ground lease creating said estate and interests, and Borrower shall not, without the express written consent of METLIFE, alter or amend said ground lease. There shall not be a merger of the ground lease, or of the leasehold estate created thereby, with the fee estate covered by the ground lease by reason of said leasehold estate or said fee estate, or any part of either, coming into common ownership, unless METLIFE shall consent in writing to such merger; if Borrower shall acquire such fee estate, then this Deed shall simultaneously and without further action be spread so as to become a lien on such fee estate.

        7.  USE OF PROPERTY.  Unless required by applicable law or unless
            ---------------
METLIFE has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Deed was executed. Borrower shall not, without METLIFE's prior written consent, (i) initiate or acquiesce in a change in the zoning classification (including any variance under any existing zoning ordinance applicable to the Property), (ii) permit the use of the Property to become a non-conforming use under applicable zoning ordinances, (iii) file any subdivision or parcel map affecting the Property, or (iv) amend, modify or consent to any easement or covenants, conditions and restrictions pertaining to the Property.

        8.  PROTECTION OF METLIFE'S SECURITY.  If Borrower fails to perform
            --------------------------------
any of the covenants and agreements contained in this Deed, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of METLIFE therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then METLIFE at METLIFE's option may make such appearances, disburse such sums and take such action as METLIFE deems necessary, in its sole discretion, to protect METLIFE's interest, including, but not limited to, (i) disbursement of attorneys' fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided in Section
                                                                         -------
5 hereof, and (iv) if this Deed is on a leasehold, exercise of any option to
- -
renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease.

        Any amounts disbursed by METLIFE pursuant to this Section 8, with
                                                          ---------
interest thereon, shall become additional Indebtedness of Borrower secured by this Deed. Unless Borrower and METLIFE agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the highest rate which may be collected from Borrower under applicable law or, at METLIFE's option,

                                      9.

the rate stated in the Note. Borrower hereby covenants and agrees that METLIFE shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this Section 8 shall
                                                                 ---------
require METLIFE to incur any expense or take any action hereunder.

        9.  INSPECTION.  METLIFE may make or cause to be made reasonable entries
            ----------
upon the Property to inspect the interior and exterior thereof.

       10.  FINANCIAL DATA.  Borrower will furnish to METLIFE within one hundred
            --------------
twenty (120) days after the close of its fiscal year (i) current financial statements of Borrower, including a balance sheet and profit and loss statements prepared in accordance with generally accepted accounting principles and practices consistently applied and, if METLIFE so requires, accompanied by the annual audit report of an independent certified public accountant reasonably acceptable to METLIFE, (ii) if requested by METLIFE, an annual operating statement, together with other supporting data reflecting all material information with respect to the operation of the Property and Improvements during the period covered thereby, and (iii) all other financial information and reports that METLIFE may from time to time reasonably request.

       11.  CONDEMNATION.  If the Property, or any part thereof, shall be
            ------------
condemned for any reason, including without limitation fire or earthquake damage, or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Property shall be paid to METLIFE who shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of METLIFE, including reasonable attorneys' fees incurred in connection with collection of such amounts, and (b) the balance against the Indebtedness; provided, however, that if (i) no Event of Default shall have occurred and be continuing hereunder, (ii) Borrower provides evidence satisfactory to METLIFE of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) METLIFE determines, in its sole discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking (or, if the proceeds of such award are insufficient for such purpose, if Borrower provides additional sums to METLIFE's satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose), and (iv) Borrower provides evidence satisfactory to METLIFE that none of the tenants of the Property will terminate their lease agreements as a result of either the condemnation or taking or the repairs to or replacement of the Property, the proceeds of such award, together with additional sums provided by Borrower, shall be placed in a separate account for the benefit of METLIFE and Borrower to be used to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking. All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior approval of METLIFE. To the extent that any funds remain

                                      10.

after the Property has been so restored and repaired, the same shall be applied against the Indebtedness in such order as METLIFE may elect. To enforce its rights hereunder, METLIFE shall be entitled to participate in and control any condemnation proceedings and to be represented therein by counsel of its own choice, and Borrower will deliver, or cause to be delivered to METLIFE such instruments as may be requested by it from time to time to permit such participation. In the event METLIFE, as a result of any such judgment, decree or award, believes that the payment or performance of any of the Indebtedness is impaired, METLIFE may declare all of the Indebtedness immediately due and payable.

       12.  BORROWER AND LIEN NOT RELEASED.  From time to time, METLIFE may, at
            ------------------------------
METLIFE's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on METLIFE's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Deed, extend the time for payment of the Indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of the Indebtedness, accept an extension or modification or renewal note or notes therefor, modify the terms and time of payment of the Indebtedness, release from the lien of this Deed any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by METLIFE pursuant to the terms of this Section 12 shall not
                                                       ----------
affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Deed and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness, and shall not affect the lien or priority of the lien hereof on the Property. Borrower shall pay METLIFE a service charge, together with such title insurance premiums and attorneys' fees as may be incurred at METLIFE's option, for any such action if taken at Borrower's request.

       13.  FORBEARANCE BY METLIFE NOT A WAIVER.  Any forbearance by METLIFE in
            -----------------------------------
exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by METLIFE of payment of any sum secured by this Deed after the due date of such payment shall not be a waiver of METLIFE's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by METLIFE shall not be a waiver of METLIFE's right to accelerate the maturity of the Indebtedness secured by this Deed, nor shall METLIFE's receipt of any awards, proceeds or damages under Sections 5 and 11 hereof operate to cure or waive Borrower's
              -----------------
default in payment of sums secured by this Deed.

       14.  UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.  This Deed is intended
            ------------------------------------------
to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which,

                                      11.

under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants and conveys to METLIFE a first and prior security interest in all of the Property that constitutes personalty, whether now owned or hereafter acquired. Borrower agrees that METLIFE may file this Deed, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Deed or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to METLIFE, upon METLIFE's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Deed in such form as METLIFE may require to perfect a security interest with respect to the foregoing items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all costs and expenses of any record searches for financing statements METLIFE may require. Without the prior written consent of METLIFE, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Deed, including the covenants to pay when due all sums secured by this Deed, METLIFE shall have the remedies of a secured party under the Uniform Commercial Code, and METLIFE may also invoke the remedies provided in
Section 26 of this Deed as to such items. In exercising any of said remedies
- ----------
METLIFE may proceed against the items of Property separately or together and in any order whatsoever, without in any way affecting the availability of METLIFE's remedies under the Uniform Commercial Code or of the remedies provided in
Section 26 of this Deed.  Within ten (10) days following any request therefor
- ----------
 by METLIFE, Borrower shall prepare and deliver to METLIFE a written inventory specifically listing all of the personal property covered by the security interest herein granted, which inventory shall be certified by Borrower as being true, correct, and complete.

       15.  LEASES OF THE PROPERTY.  As used in this Section 15, the word
            ----------------------                   ----------
"Lease" shall include subleases if this Deed is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all Leases of the Property or any part thereof. All Leases now or hereafter entered into will be in form and substance subject to the approval of METLIFE. All Leases of the Property shall specifically provide that such Leases are subordinate to this Deed; that the tenant attorns to METLIFE, such attornment to be effective upon METLIFE's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as METLIFE may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that METLIFE may, at METLIFE's option, accept or reject such attornments. Borrower shall not, without METLIFE's written consent, request or consent to the subordination of any Lease of all or any part of the Property to any lien subordinate to this Deed. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) immediately

                                      12.

notify METLIFE thereof in writing and of the amount of said set-offs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such setoff and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction. Upon METLIFE's receipt of notice of the occurrence of any default or violation by Borrower of any of its obligations under the Leases, METLIFE shall have the immediate right, but not the duty or obligation, without prior written notice to Borrower or to any third party, to enter upon the Property and to take such actions as METLIFE may deem necessary to cure the default or violation by Borrower under the Leases. The costs incurred by METLIFE in taking any such actions pursuant to this paragraph shall become part of the Indebtedness, shall bear interest at the rate provided in the Note, and shall be payable by Borrower to METLIFE on demand. METLIFE shall have no liability to Borrower or to any third party for any actions taken by METLIFE or not taken pursuant to this paragraph.

       16.  REMEDIES CUMULATIVE.  Each remedy provided in this Deed is distinct
            -------------------
and cumulative to all other rights or remedies under this Deed or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

       17.  TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER;
            --------------------------------------------------------------
ASSUMPTION.  METLIFE may, at its option, declare all sums secured by this Deed
- ----------
to be immediately due and payable, and METLIFE may invoke any remedies permitted by Section 26 of this Deed, if title to the Property is changed without the
   ----------
prior written consent of METLIFE, which consent shall be at METLIFE's sole discretion. Any transfer of any interest in the Property or in the income therefrom, by sale, lease (except for leases to tenants in the ordinary course of managing income property which are approved by METLIFE pursuant to Section 15
                                                                      ----------
of this Deed and/or the use and occupation of the Property by ABP Co.), contract, deed to secure debt, security deed, mortgage, deed of trust, further encumbrance or otherwise (including any such transfers as security for additional financing of the Property), and any change in the ownership interests in Borrower (including any change in the ownership interests of any legal entities which comprise or control Borrower), except transfers and changes in ownership by devise or descent, shall be considered a change of title. METLIFE shall have the right to condition its consent to any proposed sale or transfer described in this Section 17 upon, among other things, METLIFE's approval of the
                 -----------
transferee's creditworthiness and management ability and the transferee's execution, prior to the sale or transfer, of a written assumption agreement containing such terms as METLIFE may require, including, if required by METLIFE, the imposition of an assumption fee of one percent (1%) of the then outstanding balance of the Indebtedness, except in the case of a transfer to one of Borrower's direct or indirect subsidiaries, in which case Borrower will be liable only for payment of all third-party costs, such as METLIFE's attorneys' fees and recording costs. In addition to the foregoing, Borrower shall have a one-time right to transfer the Property to a third party approved by METLIFE which approval will not be unreasonably withheld, subject to Borrower's payment of all third-party costs, such as METLIFE's attorneys' fees and recording costs. Consent by METLIFE to one transfer of the

                                      13.

Property shall not constitute consent to subsequent transfers or waiver of the provisions of this Section 17. No transfer by Borrower shall relieve Borrower
                   ----------
of liability for payment of the Indebtedness. METLIFE acknowledges that Graphic is a publicly-held company and that purchases and sales of its common stock from time to time on the NASDAQ market and in the ordinary course of business shall not constitute a transfer of the Property or a change in the ownership interests in Graphic pursuant to this Section 17. Further, offerings and sales of
                            ----------
additional securities of Graphic, payment of stock dividends, redemptions of stock, issuance of securities pursuant to stock options, bonus or incentive plans or other common uses of publicly traded securities shall not be considered to be changes in the ownership interests in Borrower under this Section 17.
                                                                ----------

       18.  NOTICE.  Except for any notice required under applicable law to be
            ------
given in another manner, any and all notices, elections, demands, or requests permitted or required to be made under this Deed or under the Note shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address stated above, or to such other party and at such other address within the United States of America as any party may designate in writing as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of
(i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

       19.  SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS;
            ------------------------------------------------------------------
CAPTIONS.  The covenants and agreements herein contained shall bind, and the
- --------
rights hereunder shall inure to, the respective heirs, successors and assigns of METLIFE and Borrower, subject to the provisions of Section 17 hereof. If
                                                   ----------
Borrower is comprised of more than one person or entity, whether as individuals, partners, partnerships or corporations, each such person or entity shall be jointly and severally liable for Borrower's obligations hereunder. In exercising any rights hereunder or taking any actions provided for herein, METLIFE may act through its employees, agents or independent contractors as authorized by METLIFE. The captions and headings of the sections of this Deed are for convenience only and are not to be used to interpret or define the provisions hereof.

       20.  WAIVER OF STATUTE OF LIMITATIONS.  Borrower hereby waives the
            --------------------------------
right to assert any statute of limitations as a bar to the enforcement of the lien of this Deed or to any action brought to enforce the Note or any other obligation secured by this Deed.

       21.  WAIVER OF MARSHALLING.  Notwithstanding the existence of any other
            ---------------------
security interests in the Property held by METLIFE or by any other party, METLIFE shall have the right to determine the order in which any

                                      14.

or all of the Property shall be subjected to the remedies provided herein. METLIFE shall have the right to determine the order in which any or all portions of the Indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Deed and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

       22.  HAZARDOUS WASTE.  Borrower has furnished to METLIFE a Phase I
            ---------------
Environmental Assessment dated August 19, 1994, Job No. 13556, Report No. 98615, prepared by Atlanta Testing & Engineering (the "Engineer"), and related letters from the Engineer to Borrower dated September 1, 1994, September 6, 1994, and September 28, 1994, and an Environmental Questionnaire dated December 8, 1994 (collectively, the "Report"). Except as disclosed to METLIFE in the Report, Borrower has received no notification of any kind suggesting that the Property or any adjacent property is or may be contaminated with any hazardous waste or materials or is or may be required to be cleaned up in accordance with any applicable law or regulation; and Borrower further represents and warrants that, except as previously disclosed to METLIFE in writing, to the best of its knowledge as of the date hereof after due and diligent inquiry, there are no hazardous waste or materials located in, on or under the Property or any adjacent property, or incorporated in any Improvements, nor has the Property or any adjacent property ever been used as a landfill or a waste disposal site, or a manufacturing, handling, storage, distribution or disposal facility for hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance or material defined in or designated as hazardous or toxic wastes, hazardous or toxic material, a hazardous, toxic or radioactive substance, or other similar term, by any federal, state or local statute, regulation or ordinance now or hereafter in effect. Borrower shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or materials in, on or under the Property or any adjacent property, or incorporated in any Improvements, at Borrower's expense. In the event that METLIFE at any time believes that the Property is not free of all hazardous waste or materials or that Borrower has violated any applicable environmental law with respect to the Property, then immediately upon request by METLIFE, Borrower shall obtain and furnish to METLIFE, at Borrower's sole cost and expense, an environmental audit and inspection of the Property from an expert satisfactory to METLIFE. In the event that Borrower fails to immediately obtain such audit or inspection, METLIFE or its agents may perform or obtain such audit or inspection at Borrower's sole cost and expense. METLIFE may, but is not obligated to, enter upon the Property and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Property; and whether or not Borrower has actual knowledge of the existence of hazardous waste or materials on the Property or any adjacent property as of the date hereof, Borrower shall reimburse METLIFE as provided in Section 23 below for the full
                                                ----------
amount of all costs and expenses incurred by METLIFE prior to METLIFE acquiring title to the Property through foreclosure or acceptance of a deed in lieu

                                     15.

of foreclosure, in connection with such compliance activities. Neither this provision nor any of the other Loan Documents shall operate to put METLIFE in the position of an owner of the Property prior to any acquisition of the Property by METLIFE. The rights granted to METLIFE herein and in the other Loan Documents are granted solely for the protection of METLIFE's lien and security interest covering the Property, and do not grant to METLIFE the right to control Borrower's actions, decisions or policies regarding hazardous waste or materials.

       23.  ADVANCES, COSTS AND EXPENSES.  Borrower shall pay within ten (10)
            ----------------------------
days after written demand from METLIFE all sums advanced by METLIFE and all costs and expenses incurred by METLIFE in taking any actions pursuant to the Loan Documents including attorneys' fees and disbursements, accountants' fees, appraisal and inspection fees and the costs for title reports and guaranties, together with interest thereon at the rate applicable under the Note after an Event of Default from the date such costs were advanced or incurred. All such costs and expenses incurred by METLIFE, and advances made, shall constitute advances under this Deed to protect the Property and shall be secured by and have the same priority as the lien of this Deed. If Borrower fails to pay any such advances, costs and expenses and interest thereon, METLIFE may apply any undisbursed loan proceeds to pay the same, and, without foreclosing the lien of this Deed, may at its option commence an independent action against Borrower for the recovery of the costs, expenses and/or advances, with interest, together with costs of suit, costs of title reports and guaranty of title, disbursements of counsel and reasonable attorneys' fees incurred therein or in any appeal therefrom.

       24.  ASSIGNMENT OF LEASES AND RENTS.  Borrower, for good and valuable
            ------------------------------
consideration, the receipt of which is hereby acknowledged, to secure the Indebtedness, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto METLIFE all right, title and interest of Borrower in, to and under the Leases of the Property, whether now in existence or hereafter entered into, and all guaranties, amendments, extensions and renewals of said Leases and any of them, and all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property.

        Borrower represents, warrants, covenants and agrees with METLIFE as follows:

        (a) The sole ownership of the entire lessor's interest in the Leases is vested in Borrower, and Borrower has not, and shall not, perform any acts or execute any other instruments which might prevent METLIFE from fully exercising its rights with respect to the Leases under any of the terms, covenants and conditions of this Deed.

        (b) The Leases are and shall be valid and enforceable in accordance with their terms and have not been and shall not be altered, modified, amended, terminated, canceled, renewed or surrendered except as approved in writing by METLIFE. The terms and conditions of the Leases have not been and shall not be waived in any manner whatsoever except as approved in writing by METLIFE.

                                      16.

        (c) Borrower shall not materially alter the term or the amount of rent payable under any Lease without prior written notice to METLIFE and METLIFE's consent, which shall not be unreasonably withheld.

        (d) To the best of Borrower's knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

        (e) Borrower shall give prompt written notice to METLIFE of any notice received by Borrower claiming that a default has occurred under any of the Leases on the part of Borrower, together with a complete copy of any such notice.

        (f) Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the leases.

        (g) Borrower will not permit any Lease to become subordinate to any lien other than the lien of this Deed.

        This assignment is absolute, is effective immediately, and is irrevocable by Borrower so long as the Indebtedness remains outstanding. Notwithstanding the foregoing, until a Notice is sent to Borrower in writing that an Event of Default has occurred (which notice is hereafter called a "Notice"), Borrower may receive, collect and enjoy the rents, income and profits accruing from the Property.

        Upon the occurrence of an Event of Default hereunder, METLIFE may, at its option, after service of a Notice, receive and collect all such rents, income and profits from the Property as they become due. METLIFE shall thereafter continue to receive and collect all such rents, income and profits, as long as such default or defaults shall exist, and during the pendency of any foreclosure proceedings.

        Borrower hereby irrevocably appoints METLIFE its true and lawful attorney with power of substitution and with full power for METLIFE in its own name and capacity or in the name and capacity of Borrower, from and after service of a Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Borrower or otherwise, which METLIFE may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits of and from the Property. Lessees of the Property are hereby expressly authorized and directed, following receipt of a Notice from METLIFE, to pay any and all amounts due Borrower pursuant to the Leases to METLIFE or such nominee as METLIFE may designate in a writing delivered to and received by such lessees, and the lessees of the Property are expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made.

        Upon the occurrence of any Event of Default, from and after service of a Notice, METLIFE is hereby vested with full power to use all measures, legal and equitable, deemed by it to be necessary or proper to

                                      17.

enforce this Section 24 and to collect the rents, income and profits assigned
             ----------
hereunder, including the right of METLIFE or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Borrower relating thereto, and METLIFE may exclude Borrower, its agents and servants, wholly therefrom. Borrower hereby grants full power and authority to METLIFE to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Borrower to METLIFE, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Deed, and of principal and interest payments due from Borrower to METLIFE on the Note and this Deed, all in such order as METLIFE may determine. METLIFE shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Borrower in the Leases. It is further understood that the assignment set forth in this Section 24 shall not
                                                         ----------
operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon METLIFE, nor shall it operate to make METLIFE liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases, or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

       25.  DEFAULT.  The following shall each constitute an event of default
            -------
("Event of Default"):

        (a) Failure of or refusal by Borrower to pay any portion of the sums secured by this Deed when due, and such failure or refusal shall continue for a period of ten (10) days after written notice is given to Borrower by METLIFE specifying such failure; or

        (b) Failure of Borrower within the time required by this Deed to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to Borrower by METLIFE specifying such failure; or

        (c) Failure by Borrower to observe or perform any obligations of Borrower to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by the Note following the giving of any required notice and the expiration of any applicable period of grace; or

                                      18.

        (d) Failure of Borrower to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

        (e) Failure by Borrower to observe or perform any of its obligations under any of the Leases following the giving of any required notice and the expiration of any applicable cure period; or

        (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under this Deed, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

        (g) Filing by Borrower or ABP Co. of a voluntary petition in bankruptcy or filing by Borrower or ABP Co. of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by Borrower or ABP Co. in the appointment of any trustee, receiver, custodian, conservator or liquidator for Borrower or ABP Co., any part of the Property, or any of the income or rents of the Property, or the making by Borrower or ABP Co. of any general assignment for the benefit of creditors, or the inability of or failure by Borrower or ABP Co. to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of Borrower or ABP Co., or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by Borrower or ABP Co. of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of Borrower or ABP Co. which is not discharged in the manner permitted by Section 4
                                                                       ---------
of this Deed, or the giving of notice by Borrower or ABP Co. to any governmental body of insolvency or suspension of operations; or

        (h) Filing of a petition against Borrower or ABP Co. seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of Borrower or ABP Co., of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

        (i) The institution of any proceeding for the dissolution or termination of Borrower voluntarily, involuntarily, or by operation of law; or

                                      19.

        (j) A material adverse change occurs in the assets, liabilities or net worth of Borrower or any of the guarantors of the indebtedness evidenced by the Note from the assets, liabilities or net worth of Borrower or any of the guarantors of the indebtedness evidenced by the Note previously disclosed to METLIFE; or

        (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of Borrower under the Note, this Deed, any of the other Loan Documents or the Certificate and Indemnity Agreement Regarding Hazardous Substances, shall prove to have been false or misleading in any material respect; or

        (l) Failure of Borrower to observe or perform any other covenant or condition contained in the Note and such default shall continue for thirty (30) days after notice is given to Borrower specifying the nature of the failure. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to Borrower concerning default in performance of the same obligation; or

        (m) Failure of Borrower to observe or perform any other obligation under this Deed, any other Loan Document or the Certificate and Indemnity Regarding Hazardous Substances when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, Borrower fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to Borrower concerning default in performance of the same obligation; or

        (n)  Borrower's abandonment of the Property; or

        (o) Any of the foregoing events occur with respect to any guarantor of any of Borrower's obligations in connection with the Indebtedness, or such guarantor dies or becomes incompetent; or

        (p) The occurrence of any default under any of the documents evidencing or securing (i) METLIFE Loan No. 5905292, (ii) METLIFE Loan No. 5905392, (iii) METLIFE Loan No. 5905393, (iv) METLIFE Loan No. 5904594 or (v) any other indebtedness with Borrower or any of the guarantors of the Indebtedness which is now or hereafter owed to METLIFE.

       26.  RIGHTS AND REMEDIES ON DEFAULT.
            ------------------------------

        (a)  Remedies.  Upon the occurrence of any Event of Default and at any
             --------
time thereafter, METLIFE may exercise any one or more of the following rights and remedies:

        (1) METLIFE may declare all sums secured by this Deed immediately due and payable, including any prepayment premium which Borrower would be required to pay.

                                      20.

        (2) METLIFE shall have the right to foreclose this Deed in accordance with applicable law.

        (3) In the event of any foreclosure, to the extent permitted by applicable law, METLIFE will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for any amount by which the unpaid balance of the obligations secured by this Deed exceeds the net sale proceeds payable to METLIFE.

        (4) With respect to all or any part of the Property that constitutes personalty, METLIFE shall have all rights and remedies of secured party under the Uniform Commercial Code.

        (5) METLIFE shall have the right to have a receiver appointed to take possession of any or all of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, to collect all the rents and revenues from the Property and apply the proceeds, over and above cost of the receivership, against the sums due under this Deed, and to exercise all of the rights with respect to the Property described in Section 24
                                                                     ----------
above. The receiver may serve without bond if permitted by law. METLIFE's right to the appointment of a receiver shall exist whether or not apparent value of the Property exceeds the sums due under this Deed by a substantial amount. Employment by METLIFE shall not disqualify a person from serving as a receiver.

        (6) In the event Borrower remains in possession of the Property after the Property is sold as provided above or METLIFE otherwise becomes entitled to possession of the Property upon default of Borrower, Borrower shall become a tenant at will of METLIFE or the purchaser of the Property and shall pay a reasonable rental for use of the Property while in Borrower's possession.

        (7) METLIFE shall have any other right or remedy provided in this Deed, the Note, or any other Loan Document or deed delivered by Borrower in connection therewith, or available at law, in equity or otherwise.

        (8) METLIFE shall have all the rights and remedies set forth in Sections 23 and 24.
- -------- ---------

        (b)  Sale of the Property.  If any Event of Default shall occur
             --------------------
hereunder, METLIFE may enter and take possession of the Property, or any portion thereof, and before or after such entry advertise the sale of the Property, or any portion thereof, once each week for the four (4) weeks immediately preceding the sale in the newspaper in which sheriff's advertisements are published in the county where the real property, or the greatest portion thereof, is located, giving notice of the time, place, and terms of the sale, and thereafter shall sell the Property or any part of the Property at public sale or sales at public outcry at the door of the Superior Courthouse for said county to the highest and best bidder for cash, in order to pay the Indebtedness and accrued interest thereon. METLIFE may bid and purchase at such sale. The aforesaid power

                                      21.

of sale is granted in addition to the other remedies provided by law for collection of the Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until METLIFE has received full payment of the Indebtedness.

        If at the time of the sale METLIFE shall deem it best for any reason to postpone or continue said sale for one or more days, METLIFE may do so, in which event notice of such postponement or continuance shall be made in such manner as the METLIFE may deem sufficient under the laws of the State of Georgia. At any such public sale, METLIFE may execute and deliver to the purchaser a conveyance of the Property or any part of the Property in fee simple with full warranty and, to this end, Borrower hereby constitutes and appoints METLIFE as the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title or equity that Borrower may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales. Said appointment is coupled with an interest and shall be irrevocable. Any recitals contained in the conveyance as to the happening of the default, and such recitals shall be presumptive evidence that all preliminary acts prerequisite to said sale and deed were in all things duly complied with, and said recitals shall be conclusive against Borrower.

        (c)  Application of the Proceeds of Sale.  Upon any public sale pursuant
             -----------------------------------
to the aforementioned power of sale and agency, the proceeds of said sale shall be applied as provided by law. In the event that such proceeds are insufficient to pay all costs and expenses of sale, METLIFE may advance such sums as it in its sole and absolute discretion shall determine for the purpose of paying all or any part of such costs and expenses, and all such sums shall be a part of the Indebtedness, payable on demand with interest at the rate provided in the Note as applicable upon default. Borrower shall remain liable for any deficiency resulting if the proceeds of sale are inadequate to repay the Indebtedness.

        (d)  Notice of Sale.  METLIFE shall give Borrower reasonable notice of
             --------------
the time and place of any public sale of any personal property or of the time after which any private sale or other intended disposition of the personal property is to be made. Reasonable notice shall mean notice given in accordance with applicable law, including notices given in the manner and at the times required for notices in a nonjudicial foreclosure.

        (e)  Waiver; Election of Remedies.  A waiver by either party of a breach
             ----------------------------
of a provision of this Deed shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. Election by METLIFE to pursue any remedy shall not exclude pursuit of any other remedy, and all remedies of METLIFE under this Deed are cumulative and not exclusive. An election to make expenditures or take action to perform an obligation of Borrower shall not affect METLIFE's right to declare a default and exercise its remedies under this Deed.

                                      22.

       27.  SATISFACTION OF MORTGAGE.  Upon payment of all sums secured by this
            ------------------------
Deed, METLIFE shall execute a satisfaction of this Deed and shall surrender this Deed and all notes evidencing Indebtedness secured by this Deed to the person or persons legally entitled thereto. Such person or persons shall pay METLIFE's costs incurred in connection with satisfaction of this Deed.

       28.  FUTURE ADVANCES.  Upon request of Borrower, METLIFE, at METLIFE's
            ---------------
option so long as this Deed secures Indebtedness held by METLIFE, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Deed when evidenced by promissory notes stating that said notes are secured hereby.

       29.  IMPOSITION OF TAX BY STATE.
            --------------------------

        (a) State Taxes Covered.  The following constitute state taxes to which
            -------------------
this Section applies:

        (1) A specific tax upon mortgages or upon all or any part of the indebtedness secured by a mortgage.

        (2) A specific tax on a grantor which the taxpayer is authorized or required to deduct from payments on the indebtedness secured by a mortgage.

        (3) A tax on a mortgage chargeable against the grantee or the holder of the note secured.

        (4) A specific tax on all or any portion of the indebtedness or on payments of principal and interest made by a grantor.

        (b)  Remedies.  If any state tax to which this Section applies is
             --------
enacted subsequent to the date of this Deed, this shall have the same effect as an Event of Default, and METLIFE may exercise any or all of the remedies available to it unless the following conditions are met:

        (1) Borrower may lawfully pay the tax or charge imposed by state tax, and

        (2) Borrower pays the tax or charge within thirty (30) days after notice from METLIFE that the tax law has been enacted.

       30.  ATTORNEYS' FEES.  In the event suit or action is instituted to
            ---------------
enforce or interpret any of the terms of this Deed (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including but not limited to the costs of searching records, obtaining title reports, surveyor reports, and title insurance, incurred by METLIFE

                                      23.

that are necessary at any time in METLIFE's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the interest rate as provided in the Note. The term "attorneys' fees" as used in the Loan Documents shall be deemed to mean such fees as are reasonable and are actually incurred.

       31.  GOVERNING LAW; SEVERABILITY.  This Deed shall be governed by the law
            ---------------------------
of the State of Georgia applicable to contracts made and to be performed therein (excluding choice-of-law principles). In the event that any provision or clause of this Deed or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Deed or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Deed and the Note are declared to be severable.

       32.  TIME OF ESSENCE.  Time is of the essence of this Deed.
            ---------------

       33.  CHANGES IN WRITING.  This Deed and any of its terms may only be
            ------------------
changed, waived, discharged or terminated by an deed in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Borrower or METLIFE relating to this Deed shall be superior to the rights of the holder of any intervening lien or encumbrance.

       34.  NO OFFSET.  Borrower's obligation to make payments and perform all
            ---------
obligations, covenants and warranties under this Deed and under the Note shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Borrower or any guarantor may have or claim against METLIFE or any entity participating in making the loan secured hereby. The foregoing provisions of this section, however, do not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against METLIFE or any other person, or preclude Borrower from maintaining a separate action thereon; provided, however, that Borrower waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by METLIFE.

       35.  AUTHORIZATION TO INSERT.  [INTENTIONALLY DELETED.]
            -----------------------

       36.  MAXIMUM INTEREST CHARGES.   Notwithstanding anything contained
            ------------------------
herein or in any of the Loan Documents to the contrary, in no event shall METLIFE be entitled to receive interest on the loan secured by this Deed (the "Loan") in amounts which, when added to all of the other interest charged, paid to or received by METLIFE on the Loan, causes the rate of interest on the Loan to exceed the highest lawful rate. Borrower and METLIFE intend to comply with the applicable law governing the highest lawful rate and the maximum amount of interest payable on or in connection with the Loan. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the final

                                      24.

maturity date of the Loan or if any prepayment by Borrower results in Borrower having paid or demand having been made on Borrower to pay, any interest in excess of the amount permitted by applicable law, then all excess amounts theretofore collected by METLIFE shall be credited on the principal balance of the Note (or, if the Note has been or would thereby be paid in full, such excess amounts shall be refunded to Borrower), and the provisions of the Note, this Deed and any demand on Borrower shall immediately be deemed reformed and the amounts thereafter collectible thereunder and hereunder shall be reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and hereunder. The right to accelerate the final maturity date of the Loan does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and METLIFE does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to METLIFE for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread through the full term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the applicable usury ceiling. By execution of this Deed, Borrower acknowledges that it believes the Loan to be nonusurious and agrees that if, at any time, Borrower should have reason to believe that the Loan is in fact usurious, it will give METLIFE written notice of its belief and the reasons why Borrower believes the Loan to be usurious, and Borrower agrees that METLIFE shall have ninety (90) days following its receipt of such written notice in which to make appropriate refund or other adjustment in order to correct such condition if it in fact exists.


           IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


           BY EXECUTION OF THIS DEED, BORROWER EXPRESSLY: ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND THE POWER GIVEN HEREIN TO METLIFE TO SELL THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE NOTE OR PROVISIONS OF THIS DEED OR BY LAW; ACKNOWLEDGES THAT THE UNDERSIGNED HAS READ THIS DEED AND THAT ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER. BORROWER HAS CONSULTED WITH ITS COUNSEL PRIOR TO EXECUTING THIS DEED AND ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY THE UNDERSIGNED, ON BEHALF OF BORROWER, AS PART OF A BARGAINED-FOR LOAN TRANSACTION AND THAT THIS DEED IS VALID AND ENFORCEABLE BY METLIFE AGAINST BORROWER IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

                                      25.

        IN WITNESS WHEREOF, Borrower has executed this Deed or has caused the same to be executed by its representatives thereunto duly authorized.

                                    BORROWER:

                                    GRAPHIC INDUSTRIES, INC.,
                                    a Georgia corporation

                                    By:/s/ Mark C. Pope III
                                       -----------------------------------------
                                       Mark C. Pope, III, Chairman & CEO

                                    Attest:/s/ Donald P. Hunnicutt
                                           -------------------------------------
                                           Donald P. Hunnicutt, Secretary

                                                         [seal]

Signed, sealed, delivered, and notarized
this 28th day of December 1994 in the
     ----
presence of:

/s/ Dorothy J. Atkins
- ----------------------------------------
Signature of Unofficial Witness

/s/ Barbara Blindre
- ----------------------------------------
Signature of Notary Public
                               [Seal]


My commission expires: Notary Public, Fulton County, Georgia,
                       My Commission Expires May 5, 1998
                       --------------------------------------


Exhibits:
- --------

Exhibit A  - Description of Property
Schedule 1 - Description of Debtor and Secured Party
Schedule 2 - Permitted Exceptions

                                      26.

                                  SCHEDULE 1
                                  ----------

Loan No. 2221594-001

                                    Part 1
                                    ------


Description of "Debtor" and "Secured Party"
- -------------------------------------------


A.  Debtor:
    ------

1.  Name and Identity or Corporate Structure:  Graphic Industries, Inc.

2. Debtor has been using or operating under such name and identity or corporate structure, without change, since: March 7, 1970.

3. The principal place of business and chief executive office of Debtor are located at:

        2155 Monroe Drive, N.E.
        Atlanta, Georgia  30324
        Attention:  Mark C. Pope, IV, President


B.  Secured Party:  MetLife Capital Financial Corporation, a Delaware
    --------------
    corporation.


************************************************************************

                                    Part 2
                                    ------

          (Notice Mailing Addresses of "Debtor" and "Secured Party")


A.  The mailing address of Debtor is:

        2155 Monroe Drive, N.E.
        Atlanta, Georgia  30324
        Attention:  Mark C. Pope, IV, President


B.  The mailing address of Secured Party is:

        MetLife Capital Financial Corporation
        Real Estate Department
        10900 N.E. 4th Street, Suite 500
        Bellevue, Washington  98004

                                      29.

Loan No: 2221594-001

                                  SCHEDULE 2
                                  ----------

                     (655 Lambert Drive, Atlanta, Georgia)


Permitted Exceptions:
- --------------------

                                     30.

Prepared by and after
recording return to:

Dorothea Summerell
Hunter, Maclean, Exley & Dunn, P.C.
200 East Saint Julian Street
Post Office Box 9848
Savannah, Georgia    31412
                                                        Loan Number: 5909794-002


                   DEED TO SECURE DEBT, SECURITY AGREEMENT,
                        ASSIGNMENT OF LEASES AND RENTS,
                              AND FIXTURE FILING

                     (685 Lambert Drive, Atlanta, Georgia)

THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS. THIS DEED TO SECURE DEBT, SECRUITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING DEED COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE BORROWER/DEBTOR HEREUNDER IS THE RECORD OWNER OF THE REAL PROPERTY.

THE NAMES OF THE "DEBTOR" AND THE "SECURED PARTY", THE MAILING ADDRESS OF THE "SECURED PARTY" FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESSES OF THE "DEBTOR" AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL ARE AS DESCRIBED IN ARTICLE III BELOW, IN COMPLIANCE WITH THE REQUIREMENTS OF ARTICLE 9, SECTION 402 OF THE UNIFORM COMMERCIAL CODE, O.C.G.A. (S) 11-9-402.

________________________________________________________________________________

        THIS DEED TO SECURE DEBT, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (herein "Deed") is made as of December 27, 1994, by the Grantor, GRAPHIC INDUSTRIES, INC., a Georgia corporation, whose address is 2155 Monroe Drive, Northeast, Atlanta, Georgia 30324 (herein "Borrower"), in favor of the Grantee, METLIFE CAPITAL FINANCIAL CORPORATION, a Delaware corporation, whose address is Real Estate Department, 10900 N.E. 4th Street, Suite 500, Bellevue, Washington 98004 (herein "METLIFE").

        Borrower, in consideration of the indebtedness herein recited does hereby bargain, sell, transfer, assign, grant, and convey to METLIFE and its successors and assigns, WITH POWER OF SALE all of Borrower's right, title and interest, now owned or hereafter acquired, including any reversion or remainder interest, in the real property located in the City of Atlanta, County of Fulton, State of Georgia, commonly known as 685 Lambert Road, and more particularly described on Exhibit A attached hereto and incorporated herein including all
             ---------
heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, tenements, hereditaments, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property (collectively "Premises");

        TOGETHER with all of Borrower's estate, right, title and interest, now owned or hereafter acquired, in:

     (a) all buildings, structures, improvements, parking areas, landscaping, fixtures and articles of property now or hereafter erected on, attached to, or used or adapted for use in the operation of the Premises; including but without being limited to, all heating, air conditioning and incinerating apparatus and equipment; all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, water heaters, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, freezers, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, carpeting, floor coverings, underpadding, elevators, escalators, partitions, mantels, built-in mirrors, window shades, blinds, draperies, screens, storm sash, awnings, signs, furnishings of public spaces, halls and lobbies, and shrubbery and plants, and including also all interest of any owner of the Premises in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security deed, all of which property mentioned in this clause (a) shall be deemed part of the realty covered by this Deed and not severable wholly or in part without material injury to the freehold of the Premises (all of the foregoing together with replacements and additions thereto are referred to herein as "Improvements"); and

     (b) all compensation, awards, damages, rights of action and proceeds, including interest thereon and/or the proceeds of any policies of insurance therefor, arising out of or relating to a (i) taking or damaging of the Premises or Improvements thereon by reason of any public or private improvement, condemnation proceeding (including change of grade), sale or transfer in lieu of condemnation, or fire, earthquake or other casualty, or
     (ii) any injury to or decrease in the value of the Premises or the Improvements for any reason whatsoever;

     (c) return premiums or other payments upon any insurance any time provided for the benefit of or naming METLIFE, and refunds or rebates of taxes or assessments on the Premises;

     (d) all written and oral leases and rental agreements (including extensions, renewals and subleases and all usufructuary interest; all of the foregoing shall be referred to collectively herein as the "Leases") now or hereafter affecting the Premises including, without limitation, all rents, issues, profits and other revenues and income therefrom and from the renting, leasing or bailment of Improvements and equipment, all guaranties of tenants' performance under the Leases, and all rights and claims of any kind that Borrower may have against any tenant under the Leases or in connection with the termination or rejection of the Leases in a bankruptcy or insolvency proceeding; and the leasehold estate in the event this Deed is on a leasehold;

                                      2.

     (e) plans, specifications, contracts and agreements relating to the design or construction of the Improvements; Borrower's rights under any payment, performance, or other bond in connection with the design or construction of the Improvements; all landscaping and construction materials, supplies, and equipment used or to be used or consumed in connection with construction of the Improvements, whether stored on the Premises or at some other location; and contracts, agreements, and purchase orders with contractors, subcontractors, suppliers, and materialmen incidental to the design or construction of the Improvements;

     (f) all contracts (excluding contracts relating to the printing operations of Atlanta Blue Print Company ("ABP Co."), rights, claims or causes of action pertaining to or affecting the Premises or the Improvements, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Premises or Improvements, management contracts, service or supply contracts, permits, licenses, franchises and certificates, and all commitments or agreements, now or hereafter in existence, intended by the obligor thereof to provide Borrower with proceeds to satisfy the loan evidenced hereby or improve the Premises or Improvements, and the right to receive all proceeds due under such commitments or agreements including refundable deposits and fees;

     (g) all books, records, surveys, reports and other documents related to the Premises, the Improvements, the Leases, or other items of collateral described herein; and

     (h) all additions, accessions, replacements, substitutions, proceeds and products of the real and personal property, tangible and intangible, described herein.

(All of the foregoing described collateral is exclusive of any equipment, furniture, furnishings or trade fixtures owned and supplied by ABP Co. or tenants of the Premises. The Premises, the Improvements, the Leases and all of the rest of the foregoing property are herein referred to as the "Property.")

        TO HAVE AND TO HOLD the Property and all parts, rights, members, and apurtenances thereof to the use, benefit, and behoof of METLIFE and its successors and assigns in fee simple forever. This instrument is a deed passing title pursuant to the laws of the State of Georgia governing loan or security deeds and is not a mortgage as "mortgage" is defined for purposes of real property laws.

        This conveyance is intended to constitute a security agreement as required under the Uniform Commercial Code as enacted in the State of Georgia. Debtor's and Secured Party's addresses and the location of the collateral are set forth on Schedule 1 attached hereto.
             ----------

        This Deed is made to secure METLIFE (a) the repayment of the indebtedness evidenced by Borrower's promissory note (the "Note") dated of even date herewith in the principal sum of THREE HUNDRED THOUSAND

                                      3.

Dollars ($300,000), with interest thereon at the rate of ten percent (10%) per annum, having a maturity date of January 1, 2010, and all renewals, extensions and modifications thereof; (b) the repayment of any future advances, with interest thereon, made by METLIFE to Borrower pursuant to Section 28 hereof
                                                          ----------
(herein "Future Advances"); (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Deed or to fulfill any of Borrower's obligations hereunder or under the other Loan Documents (as defined below); (d) the performance of the covenants and agreements of Borrower contained herein or in the other Loan Documents; and (e) the repayment of all sums now or hereafter owing to METLIFE by Borrower pursuant to any instrument which recites that it is secured hereby. The indebtedness and obligations described in clauses (a)-(e) above are collectively referred to herein as the "Indebtedness." The Note, this Deed, and all other documents evidencing, securing or guaranteeing the Indebtedness (except any Certificate and Indemnity Agreement Regarding Hazardous Substances), as the same may be modified or amended from time to time, are referred to herein as the "Loan Documents." The terms of the Note secured hereby may provide that the interest rate or payment terms or balance due may be indexed, adjusted, renewed, or renegotiated from time to time, and this Deed shall continue to secure the Note notwithstanding any such indexing, adjustment, renewal or renegotiation.

        Should the indebtedness be paid according to the tenor and effect thereof where the same shall become due and payable, and should Borrower perform all covenants herein contained in a timely manner, then this Deed is satisfied, and METLIFE shall execute a proper cancellation at the expense of Borrower.

        Borrower represents and warrants that Borrower has good, marketable and insurable title to, and has the right to mortgage an indefeasible fee simple estate in, the Premises, Improvements, rents, and leases (or, if this Deed is on a leasehold, good, marketable and insurable title to, and the right to convey the leasehold estate and that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), and the right to convey the other Property, that the Property is unencumbered except as disclosed in writing to and approved by METLIFE prior to the date hereof, and that Borrower will warrant and forever defend the title to the Property against all claims and demands, subject only to the permitted exceptions set forth in Schedule 2 attached hereto.
                                      ----------

        Borrower represents, warrants, covenants and agrees for the benefit of METLIFE as follows:

    1.  PAYMENT OF PRINCIPAL AND INTEREST.  Borrower shall promptly pay when due
        ---------------------------------
the principal of and interest on the Indebtedness, any prepayment and other charges provided in the Loan Documents and all other sums secured by this Deed.

    2.  FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES.  Upon the occurrence of an
        --------------------------------------------
Event of Default (hereinafter defined), and at METLIFE's sole option at any time thereafter, Borrower shall pay in addition to

                                      4.

each monthly payment on the Note, one-twelfth of the annual real estate taxes, insurance premiums, assessments, water and sewer rates, ground rents and other charges (herein "Impositions") payable with respect to the Property (as estimated by METLIFE in its sole discretion), to be held by METLIFE without interest to Borrower, for the payment of such obligations.

        If the amount of such additional payments held by METLIFE ("Funds") at the time of the annual accounting thereof shall exceed the amount deemed necessary by METLIFE to provide for the payment of Impositions as they fall due, such excess shall be at Borrower's option, either repaid to Borrower or credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by METLIFE shall be less than the amount deemed necessary by METLIFE to pay Impositions as they fall due, Borrower shall pay to METLIFE any amount necessary to make up the deficiency within thirty (30) days after notice from METLIFE to Borrower requesting payment thereof.

        Upon Borrower's breach of any covenant or agreement of Borrower in this Deed, METLIFE may apply, in any amount and in any order as METLIFE shall determine in METLIFE's sole discretion, any Funds held by METLIFE at the time of application (i) to pay Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Deed. Upon payment in full of all sums secured by this Deed, METLIFE shall refund to Borrower any Funds held by METLIFE.

        3.  APPLICATION OF PAYMENTS.  Unless applicable law provides otherwise,
            -----------------------
each complete installment payment received by METLIFE from Borrower under the Note or this Deed shall be applied by METLIFE first in payment of amounts payable to METLIFE by Borrower under Section 2 hereof, then to interest payable
                                     ---------
on the Note, then to principal of the Note, and then to interest and principal on any Future Advances in such order as METLIFE, at METLIFE's sole discretion, shall determine. Upon Borrower's breach of any covenant or agreement of Borrower in this Deed, METLIFE may apply, in any amount and in any order as METLIFE shall determine in METLIFE's sole discretion, any payments received by METLIFE under the Note or this Deed. Any partial payment received by METLIFE shall, at METLIFE's option, be held in a non-interest bearing account until METLIFE receives funds sufficient to equal a complete installment payment.

        4.  CHARGES, LIENS.  Borrower shall pay all Impositions attributable to
            --------------
the Property in the manner provided under Section 2 hereof or, if not paid in
                                          ---------
such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as METLIFE may designate in writing. If requested by METLIFE, Borrower shall promptly furnish to METLIFE all notices of Impositions which become due, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to METLIFE receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Deed, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without METLIFE's prior written permission, Borrower shall not allow any lien inferior to this Deed to be

                                      5.

perfected against the Property. If any lien inferior to this Deed is filed against the Property without METLIFE's prior written permission and without the consent of Borrower, Borrower shall, within thirty (30) days after receiving notice of the filing of such lien, cause such lien to be released of record and deliver evidence of such release to METLIFE.

        5.  INSURANCE.  Borrower shall obtain and maintain the following types
            ---------
of insurance upon and relating to the Property:

        (a) "All Risk" property and fire insurance (with extended coverage endorsement including malicious mischief and vandalism) in an amount not less than the lesser of the outstanding principal balance of the Note or the full replacement value of the Property (with a deductible not to exceed $25,000 and with co-insurance limited to a maximum of 10% of the amount of the policy), naming METLIFE under a lender's loss payee endorsement (form 438BFU or equivalent) and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements;

        (b) Comprehensive general liability insurance in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate insuring against personal injury, death and property damage and naming METLIFE as additional insured;

        (c) Business interruption insurance covering loss of rental or other income (including all expenses payable by tenants) for up to six (6) months; and

        (d) Such other types of insurance or endorsements to existing insurance as may be required from time to time by METLIFE.

        Upon the request of METLIFE, Borrower shall increase the coverages under any of the insurance policies required to be maintained hereunder or otherwise modify such policies in accordance with METLIFE's request. All of the insurance policies required hereunder shall be issued by corporate insurers licensed to do business in the state in which the Property is located and rated A:X or better by A.M. Best Company, and shall be in form acceptable to METLIFE. If and to the extent that the Property is located within an area that has been or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance, Borrower shall carry flood insurance with respect to the Property in amounts not less than the maximum limit of coverage then available with respect to the Property or the amount of the Indebtedness, whichever is less. Certificates of all insurance required to be maintained hereunder shall be delivered to METLIFE, along with evidence of payment in full of all premiums required thereunder, contemporaneously with Borrower's execution of this Deed. All such certificates shall be in form acceptable to METLIFE and shall require the insurance company to give to METLIFE at least thirty (30) days' prior written notice before canceling the policy for any reason or materially amending it. Certificates evidencing all renewal and substitute policies of insurance shall be delivered to METLIFE, along with evidence of the payment in full

                                      6.

of all premiums required thereunder, at least fifteen (15) days before termination of the policies being renewed or substituted. If any loss shall occur at any time when Borrower shall be in default hereunder, METLIFE shall be entitled to the benefit of all insurance policies held or maintained by Borrower, to the same extent as if same had been made payable to METLIFE, and upon foreclosure hereunder, METLIFE shall become the owner thereof. METLIFE shall have the right, but not the obligation, to make premium payments, at Borrower's expense, to prevent any cancellation, endorsement, alteration or reissuance of any policy of insurance maintained by Borrower, and such payments shall be accepted by the insurer to prevent same.

        If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or destruction of the Property (such event being called a "Loss"), Borrower will give prompt written notice thereof to METLIFE. All insurance proceeds paid or payable in connection with any Loss shall be paid to METLIFE. If (i) no Event of Default has occurred and is continuing hereunder, (ii) Borrower provides evidence satisfactory to METLIFE of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) the available insurance proceeds are, in METLIFE's judgment, sufficient to fully and completely restore, repair or replace the Property, and (iv) Borrower provides evidence satisfactory to METLIFE that none of the tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, Borrower shall have the right to apply all insurance proceeds received in connection with such Loss either (a) to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such Loss, or (b) to the payment of the Indebtedness in such order as METLIFE may elect. If an Event of Default has occurred and is continuing hereunder at the time of such Loss, if METLIFE determines that Borrower will be unable to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, if the available insurance proceeds are insufficient, in METLIFE's judgment, to fully and completely restore, repair or replace the Property or if METLIFE believes that one or more tenants of the Property will terminate their lease agreements as a result of either the Loss or the repairs to or replacement of the Property, then all of the insurance proceeds payable with respect to such Loss will be applied to the payment of the Indebtedness, or if so instructed by METLIFE, Borrower will promptly, at Borrower's sole cost and expense and regardless of whether sufficient insurance proceeds shall be available, commence to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition, character immediately prior to such Loss. Borrower shall diligently prosecute any restoration, repairs or replacement of the Property undertaken by or on behalf of Borrower pursuant to this Section 5. All such
                                                        ---------
work shall be conducted pursuant to written contracts approved by METLIFE in writing. Notwithstanding anything contained herein to the contrary, in the event the insurance proceeds received by METLIFE following any Loss are insufficient in METLIFE's judgment to fully and completely restore, repair or replace the Property, and if Borrower has complied with all of the other conditions described

                                      7.

in this Section 5, Borrower may elect to restore, repair or replace the
        ---------
Property if it first deposits with METLIFE such additional sums as METLIFE determines are necessary in order to fully and completely restore, repair or replace the Property. In the event any insurance proceeds remain following the restoration, repair or replacement of the Property, such proceeds shall be applied to the Indebtedness in such order as METLIFE may elect.

        6.  PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS.  Borrower (a)
            ----------------------------------------------------
shall not commit waste or permit impairment or deterioration of the Property,
(b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as METLIFE may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including all improvements, fixtures, equipment, machinery and appliances thereon, in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) if all or part of the Property is for rent or lease, then METLIFE, at its option after the occurrence of an Event of Default, may require Borrower to provide for professional management of the Property by a property manager satisfactory to METLIFE pursuant to a contract approved by METLIFE in writing, unless such requirement shall be waived by METLIFE in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to METLIFE of and, unless otherwise directed in writing by METLIFE, appear in and defend any action or proceeding purporting to affect the Property, the security of this Deed or the rights or powers of METLIFE hereunder. Neither Borrower nor any tenant or other person, without the written approval of METLIFE, shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

        Borrower represents, warrants and covenants that the Property is and shall be in compliance with the Americans with Disabilities Act of 1990 and all of the regulations promulgated thereunder, as the same may be amended from time to time.

        If this Deed is on a leasehold, Borrower (i) shall comply with the provisions of the ground lease, (ii) shall give immediate written notice to METLIFE of any default by lessor under the ground lease or of any notice received by Borrower from such lessor of any default under the ground lease by Borrower, (iii) shall exercise any option to renew or extend the ground lease and give written confirmation thereof to METLIFE within thirty (30) days after such option becomes exercisable, (iv) shall give immediate written notice to METLIFE of the commencement of any remedial proceedings under the ground lease by any party thereto and, if required by METLIFE, shall permit METLIFE as Borrower's attorney-in-fact to control and act for Borrower in any such remedial proceedings and

                                      8.

(v) shall within thirty (30) days after request by METLIFE obtain from the lessor under the ground lease and deliver to METLIFE a lessor's estoppel certificate in form and substance acceptable to METLIFE. Borrower hereby expressly transfers and assigns to METLIFE the benefit of all covenants contained in the ground lease, whether or not such covenants run with the land, but METLIFE shall have no liability with respect to such covenants or any other covenants contained in the ground lease.

        Borrower shall neither surrender the leasehold estate and interests herein conveyed nor terminate or cancel the ground lease creating said estate and interests, and Borrower shall not, without the express written consent of METLIFE, alter or amend said ground lease. There shall not be a merger of the ground lease, or of the leasehold estate created thereby, with the fee estate covered by the ground lease by reason of said leasehold estate or said fee estate, or any part of either, coming into common ownership, unless METLIFE shall consent in writing to such merger; if Borrower shall acquire such fee estate, then this Deed shall simultaneously and without further action be spread so as to become a lien on such fee estate.

        7.  USE OF PROPERTY.  Unless required by applicable law or unless
            ---------------
METLIFE has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Deed was executed. Borrower shall not, without METLIFE's prior written consent, (i) initiate or acquiesce in a change in the zoning classification (including any variance under any existing zoning ordinance applicable to the Property), (ii) permit the use of the Property to become a non-conforming use under applicable zoning ordinances, (iii) file any subdivision or parcel map affecting the Property, or (iv) amend, modify or consent to any easement or covenants, conditions and restrictions pertaining to the Property.

        8.  PROTECTION OF METLIFE'S SECURITY.  If Borrower fails to perform
            --------------------------------
any of the covenants and agreements contained in this Deed, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of METLIFE therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then METLIFE at METLIFE's option may make such appearances, disburse such sums and take such action as METLIFE deems necessary, in its sole discretion, to protect METLIFE's interest, including, but not limited to, (i) disbursement of attorneys' fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided in Section
                                                                         -------
5 hereof, and (iv) if this Deed is on a leasehold, exercise of any option to
- -
renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease.

        Any amounts disbursed by METLIFE pursuant to this Section 8, with
                                                          ---------
interest thereon, shall become additional Indebtedness of Borrower secured by this Deed. Unless Borrower and METLIFE agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the highest rate which may be collected from Borrower under applicable law or, at METLIFE's option,

                                      9.

the rate stated in the Note. Borrower hereby covenants and agrees that METLIFE shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this Section 8 shall
                                                                 ---------
require METLIFE to incur any expense or take any action hereunder.

        9.  INSPECTION.  METLIFE may make or cause to be made reasonable entries
            ----------
upon the Property to inspect the interior and exterior thereof.

       10.  FINANCIAL DATA.  Borrower will furnish to METLIFE within one hundred
            --------------
twenty (120) days after the close of its fiscal year (i) current financial statements of Borrower, including a balance sheet and profit and loss statements prepared in accordance with generally accepted accounting principles and practices consistently applied and, if METLIFE so requires, accompanied by the annual audit report of an independent certified public accountant reasonably acceptable to METLIFE, (ii) if requested by METLIFE, an annual operating statement, together with other supporting data reflecting all material information with respect to the operation of the Property and Improvements during the period covered thereby, and (iii) all other financial information and reports that METLIFE may from time to time reasonably request.

       11.  CONDEMNATION.  If the Property, or any part thereof, shall be
            ------------
condemned for any reason, including without limitation fire or earthquake damage, or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Property shall be paid to METLIFE who shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of METLIFE, including reasonable attorneys' fees incurred in connection with collection of such amounts, and (b) the balance against the Indebtedness; provided, however, that if (i) no Event of Default shall have occurred and be continuing hereunder, (ii) Borrower provides evidence satisfactory to METLIFE of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Property, (iii) METLIFE determines, in its sole discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking (or, if the proceeds of such award are insufficient for such purpose, if Borrower provides additional sums to METLIFE's satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose), and (iv) Borrower provides evidence satisfactory to METLIFE that none of the tenants of the Property will terminate their lease agreements as a result of either the condemnation or taking or the repairs to or replacement of the Property, the proceeds of such award, together with additional sums provided by Borrower, shall be placed in a separate account for the benefit of METLIFE and Borrower to be used to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such taking. All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior approval of METLIFE. To the extent that any funds remain

                                      10.

after the Property has been so restored and repaired, the same shall be applied against the Indebtedness in such order as METLIFE may elect. To enforce its rights hereunder, METLIFE shall be entitled to participate in and control any condemnation proceedings and to be represented therein by counsel of its own choice, and Borrower will deliver, or cause to be delivered to METLIFE such instruments as may be requested by it from time to time to permit such participation. In the event METLIFE, as a result of any such judgment, decree or award, believes that the payment or performance of any of the Indebtedness is impaired, METLIFE may declare all of the Indebtedness immediately due and payable.

       12.  BORROWER AND LIEN NOT RELEASED.  From time to time, METLIFE may, at
            ------------------------------
METLIFE's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on METLIFE's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Deed, extend the time for payment of the Indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of the Indebtedness, accept an extension or modification or renewal note or notes therefor, modify the terms and time of payment of the Indebtedness, release from the lien of this Deed any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by METLIFE pursuant to the terms of this Section 12 shall not
                                                       ----------
affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Deed and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the Indebtedness, and shall not affect the lien or priority of the lien hereof on the Property. Borrower shall pay METLIFE a service charge, together with such title insurance premiums and attorneys' fees as may be incurred at METLIFE's option, for any such action if taken at Borrower's request.

       13.  FORBEARANCE BY METLIFE NOT A WAIVER.  Any forbearance by METLIFE in
            -----------------------------------
exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy. The acceptance by METLIFE of payment of any sum secured by this Deed after the due date of such payment shall not be a waiver of METLIFE's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by METLIFE shall not be a waiver of METLIFE's right to accelerate the maturity of the Indebtedness secured by this Deed, nor shall METLIFE's receipt of any awards, proceeds or damages under Sections 5 and 11 hereof operate to cure or waive Borrower's
              -----------------
default in payment of sums secured by this Deed.

       14.  UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.  This Deed is intended
            ------------------------------------------
to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which,

                                      11.

under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants and conveys to METLIFE a first and prior security interest in all of the Property that constitutes personalty, whether now owned or hereafter acquired. Borrower agrees that METLIFE may file this Deed, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Deed or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to METLIFE, upon METLIFE's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Deed in such form as METLIFE may require to perfect a security interest with respect to the foregoing items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all costs and expenses of any record searches for financing statements METLIFE may require. Without the prior written consent of METLIFE, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Deed, including the covenants to pay when due all sums secured by this Deed, METLIFE shall have the remedies of a secured party under the Uniform Commercial Code, and METLIFE may also invoke the remedies provided in
Section 26 of this Deed as to such items. In exercising any of said remedies
- ----------
METLIFE may proceed against the items of Property separately or together and in any order whatsoever, without in any way affecting the availability of METLIFE's remedies under the Uniform Commercial Code or of the remedies provided in
Section 26 of this Deed. Within ten (10) days following any request therefor by
- ----------
METLIFE, Borrower shall prepare and deliver to METLIFE a written inventory specifically listing all of the personal property covered by the security interest herein granted, which inventory shall be certified by Borrower as being true, correct, and complete.

       15.  LEASES OF THE PROPERTY.  As used in this Section 15, the word
            ----------------------                   ----------
"Lease" shall include subleases if this Deed is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all Leases of the Property or any part thereof. All Leases now or hereafter entered into will be in form and substance subject to the approval of METLIFE. All Leases of the Property shall specifically provide that such Leases are subordinate to this Deed; that the tenant attorns to METLIFE, such attornment to be effective upon METLIFE's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as METLIFE may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that METLIFE may, at METLIFE's option, accept or reject such attornments. Borrower shall not, without METLIFE's written consent, request or consent to the subordination of any Lease of all or any part of the Property to any lien subordinate to this Deed. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) immediately

                                      12.

notify METLIFE thereof in writing and of the amount of said set-offs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such setoff and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction. Upon METLIFE's receipt of notice of the occurrence of any default or violation by Borrower of any of its obligations under the Leases, METLIFE shall have the immediate right, but not the duty or obligation, without prior written notice to Borrower or to any third party, to enter upon the Property and to take such actions as METLIFE may deem necessary to cure the default or violation by Borrower under the Leases. The costs incurred by METLIFE in taking any such actions pursuant to this paragraph shall become part of the Indebtedness, shall bear interest at the rate provided in the Note, and shall be payable by Borrower to METLIFE on demand. METLIFE shall have no liability to Borrower or to any third party for any actions taken by METLIFE or not taken pursuant to this paragraph.

       16.  REMEDIES CUMULATIVE.  Each remedy provided in this Deed is distinct
            -------------------
and cumulative to all other rights or remedies under this Deed or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

       17.  TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER;
            --------------------------------------------------------------
ASSUMPTION.  METLIFE may, at its option, declare all sums secured by this Deed
- ----------
to be immediately due and payable, and METLIFE may invoke any remedies permitted by Section 26 of this Deed, if title to the Property is changed without the
   ----------
prior written consent of METLIFE, which consent shall be at METLIFE's sole discretion. Any transfer of any interest in the Property or in the income therefrom, by sale, lease (except for leases to tenants in the ordinary course of managing income property which are approved by METLIFE pursuant to Section 15
                                                                      ----------
of this Deed and/or the use and occupation of the Property by ABP Co.), contract, deed to secure debt, security deed, mortgage, deed of trust, further encumbrance or otherwise (including any such transfers as security for additional financing of the Property), and any change in the ownership interests in Borrower (including any change in the ownership interests of any legal entities which comprise or control Borrower), except transfers and changes in ownership by devise or descent, shall be considered a change of title. METLIFE shall have the right to condition its consent to any proposed sale or transfer described in this Section 17 upon, among other things, METLIFE's approval of the
                  ----------
transferee's creditworthiness and management ability and the transferee's execution, prior to the sale or transfer, of a written assumption agreement containing such terms as METLIFE may require, including, if required by METLIFE, the imposition of an assumption fee of one percent (1%) of the then outstanding balance of the Indebtedness, except in the case of a transfer to one of Borrower's direct or indirect subsidiaries, in which case Borrower will be liable only for payment of all third-party costs, such as METLIFE's attorneys' fees and recording costs. In addition to the foregoing, Borrower shall have a one-time right to transfer the Property to a third party approved by METLIFE which approval will not be unreasonably withheld, subject to Borrower's payment of all third-party costs, such as METLIFE's attorneys' fees and recording costs. Consent by METLIFE to one transfer of the

                                      13.

Property shall not constitute consent to subsequent transfers or waiver of the provisions of this Section 17. No transfer by Borrower shall relieve Borrower
                   ----------
of liability for payment of the Indebtedness. METLIFE acknowledges that Graphic is a publicly-held company and that purchases and sales of its common stock from time to time on the NASDAQ market and in the ordinary course of business shall not constitute a transfer of the Property or a change in the ownership interests in Graphic pursuant to this Section 17. Further, offerings and sales of
                            ----------
additional securities of Graphic, payment of stock dividends, redemptions of stock, issuance of securities pursuant to stock options, bonus or incentive plans or other common uses of publicly traded securities shall not be considered to be changes in the ownership interests in Borrower under this Section 17.
                                                                ----------

       18.  NOTICE.  Except for any notice required under applicable law to be
            ------
given in another manner, any and all notices, elections, demands, or requests permitted or required to be made under this Deed or under the Note shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, by telegram, or sent by registered, certified, or Express United States mail, postage prepaid, or by Federal Express or similar service requiring a receipt, to the other party at the address stated above, or to such other party and at such other address within the United States of America as any party may designate in writing as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of
(i) the date of actual receipt, (ii) three (3) days after the date of mailing by registered or certified mail, (iii) one (1) day after the date of mailing by Express Mail or the delivery (for redelivery) to Federal Express or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

       19.  SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS;
            ------------------------------------------------------------------
CAPTIONS.  The covenants and agreements herein contained shall bind, and the
- --------
rights hereunder shall inure to, the respective heirs, successors and assigns of METLIFE and Borrower, subject to the provisions of Section 17 hereof. If
                                                   ----------
Borrower is comprised of more than one person or entity, whether as individuals, partners, partnerships or corporations, each such person or entity shall be jointly and severally liable for Borrower's obligations hereunder. In exercising any rights hereunder or taking any actions provided for herein, METLIFE may act through its employees, agents or independent contractors as authorized by METLIFE. The captions and headings of the sections of this Deed are for convenience only and are not to be used to interpret or define the provisions hereof.

       20.  WAIVER OF STATUTE OF LIMITATIONS.  Borrower hereby waives the
            --------------------------------
right to assert any statute of limitations as a bar to the enforcement of the lien of this Deed or to any action brought to enforce the Note or any other obligation secured by this Deed.

       21.  WAIVER OF MARSHALLING.  Notwithstanding the existence of any other
            ---------------------
security interests in the Property held by METLIFE or by any other party, METLIFE shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. METLIFE shall have the right to determine the order in which any

                                      14.

or all portions of the Indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Deed and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

       22.  HAZARDOUS WASTE.  Borrower has furnished to METLIFE a Phase I
            ---------------
Environmental Assessment dated August 19, 1994, Job No. 13556, Report No. 98615, prepared by Atlanta Testing & Engineering (the "Engineer"), and related letters from the Engineer to Borrower dated September 1, 1994, September 6, 1994, and September 28, 1994, and an Environmental Questionnaire dated December 8, 1994 (collectively, the "Report"). Except as disclosed to METLIFE in the Report, Borrower has received no notification of any kind suggesting that the Property or any adjacent property is or may be contaminated with any hazardous waste or materials or is or may be required to be cleaned up in accordance with any applicable law or regulation; and Borrower further represents and warrants that, except as previously disclosed to METLIFE in writing, to the best of its knowledge as of the date hereof after due and diligent inquiry, there are no hazardous waste or materials located in, on or under the Property or any adjacent property, or incorporated in any Improvements, nor has the Property or any adjacent property ever been used as a landfill or a waste disposal site, or a manufacturing, handling, storage, distribution or disposal facility for hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance or material defined in or designated as hazardous or toxic wastes, hazardous or toxic material, a hazardous, toxic or radioactive substance, or other similar term, by any federal, state or local statute, regulation or ordinance now or hereafter in effect. Borrower shall promptly comply with all statutes, regulations and ordinances, and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of hazardous waste or materials in, on or under the Property or any adjacent property, or incorporated in any Improvements, at Borrower's expense. In the event that METLIFE at any time believes that the Property is not free of all hazardous waste or materials or that Borrower has violated any applicable environmental law with respect to the Property, then immediately upon request by METLIFE, Borrower shall obtain and furnish to METLIFE, at Borrower's sole cost and expense, an environmental audit and inspection of the Property from an expert satisfactory to METLIFE. In the event that Borrower fails to immediately obtain such audit or inspection, METLIFE or its agents may perform or obtain such audit or inspection at Borrower's sole cost and expense. METLIFE may, but is not obligated to, enter upon the Property and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Property; and whether or not Borrower has actual knowledge of the existence of hazardous waste or materials on the Property or any adjacent property as of the date hereof, Borrower shall reimburse METLIFE as provided in Section 23 below for the full
                                                ----------
amount of all costs and expenses incurred by METLIFE prior to METLIFE acquiring title to the Property through foreclosure or acceptance of a deed in lieu

                                      15.

of foreclosure, in connection with such compliance activities. Neither this provision nor any of the other Loan Documents shall operate to put METLIFE in the position of an owner of the Property prior to any acquisition of the Property by METLIFE. The rights granted to METLIFE herein and in the other Loan Documents are granted solely for the protection of METLIFE's lien and security interest covering the Property, and do not grant to METLIFE the right to control Borrower's actions, decisions or policies regarding hazardous waste or materials.

       23.  ADVANCES, COSTS AND EXPENSES.  Borrower shall pay within ten (10)
            ----------------------------
days after written demand from METLIFE all sums advanced by METLIFE and all costs and expenses incurred by METLIFE in taking any actions pursuant to the Loan Documents including attorneys' fees and disbursements, accountants' fees, appraisal and inspection fees and the costs for title reports and guaranties, together with interest thereon at the rate applicable under the Note after an Event of Default from the date such costs were advanced or incurred. All such costs and expenses incurred by METLIFE, and advances made, shall constitute advances under this Deed to protect the Property and shall be secured by and have the same priority as the lien of this Deed. If Borrower fails to pay any such advances, costs and expenses and interest thereon, METLIFE may apply any undisbursed loan proceeds to pay the same, and, without foreclosing the lien of this Deed, may at its option commence an independent action against Borrower for the recovery of the costs, expenses and/or advances, with interest, together with costs of suit, costs of title reports and guaranty of title, disbursements of counsel and reasonable attorneys' fees incurred therein or in any appeal therefrom.

       24.  ASSIGNMENT OF LEASES AND RENTS.  Borrower, for good and valuable
            ------------------------------
consideration, the receipt of which is hereby acknowledged, to secure the Indebtedness, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto METLIFE all right, title and interest of Borrower in, to and under the Leases of the Property, whether now in existence or hereafter entered into, and all guaranties, amendments, extensions and renewals of said Leases and any of them, and all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property.

        Borrower represents, warrants, covenants and agrees with METLIFE as follows:

        (a) The sole ownership of the entire lessor's interest in the Leases is vested in Borrower, and Borrower has not, and shall not, perform any acts or execute any other instruments which might prevent METLIFE from fully exercising its rights with respect to the Leases under any of the terms, covenants and conditions of this Deed.

        (b) The Leases are and shall be valid and enforceable in accordance with their terms and have not been and shall not be altered, modified, amended, terminated, canceled, renewed or surrendered except as approved in writing by METLIFE. The terms and conditions of the Leases have not been and shall not be waived in any manner whatsoever except as approved in writing by METLIFE.

                                      16.

        (c) Borrower shall not materially alter the term or the amount of rent payable under any Lease without prior written notice to METLIFE and METLIFE's consent, which shall not be unreasonably withheld.

        (d) To the best of Borrower's knowledge, there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

        (e) Borrower shall give prompt written notice to METLIFE of any notice received by Borrower claiming that a default has occurred under any of the Leases on the part of Borrower, together with a complete copy of any such notice.

        (f) Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the leases.

        (g) Borrower will not permit any Lease to become subordinate to any lien other than the lien of this Deed.

        This assignment is absolute, is effective immediately, and is irrevocable by Borrower so long as the Indebtedness remains outstanding. Notwithstanding the foregoing, until a Notice is sent to Borrower in writing that an Event of Default has occurred (which notice is hereafter called a "Notice"), Borrower may receive, collect and enjoy the rents, income and profits accruing from the Property.

        Upon the occurrence of an Event of Default hereunder, METLIFE may, at its option, after service of a Notice, receive and collect all such rents, income and profits from the Property as they become due. METLIFE shall thereafter continue to receive and collect all such rents, income and profits, as long as such default or defaults shall exist, and during the pendency of any foreclosure proceedings.

        Borrower hereby irrevocably appoints METLIFE its true and lawful attorney with power of substitution and with full power for METLIFE in its own name and capacity or in the name and capacity of Borrower, from and after service of a Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Borrower or otherwise, which METLIFE may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits of and from the Property. Lessees of the Property are hereby expressly authorized and directed, following receipt of a Notice from METLIFE, to pay any and all amounts due Borrower pursuant to the Leases to METLIFE or such nominee as METLIFE may designate in a writing delivered to and received by such lessees, and the lessees of the Property are expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made.

        Upon the occurrence of any Event of Default, from and after service of a Notice, METLIFE is hereby vested with full power to use all measures, legal and equitable, deemed by it to be necessary or proper to

                                      17.

enforce this Section 24 and to collect the rents, income and profits assigned
             ----------
hereunder, including the right of METLIFE or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Borrower relating thereto, and METLIFE may exclude Borrower, its agents and servants, wholly therefrom. Borrower hereby grants full power and authority to METLIFE to exercise all rights, privileges and powers herein granted at any and all times after service of a Notice, with full power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Borrower to METLIFE, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Deed, and of principal and interest payments due from Borrower to METLIFE on the Note and this Deed, all in such order as METLIFE may determine. METLIFE shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Borrower in the Leases. It is further understood that the assignment set forth in this Section 24 shall not
                                                         ----------
operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon METLIFE, nor shall it operate to make METLIFE liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases, or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

       25.  DEFAULT.  The following shall each constitute an event of default
            -------
("Event of Default"):

        (a) Failure of or refusal by Borrower to pay any portion of the sums secured by this Deed when due, and such failure or refusal shall continue for a period of ten (10) days after written notice is given to Borrower by METLIFE specifying such failure; or

        (b) Failure of Borrower within the time required by this Deed to make any payment for taxes, insurance or for reserves for such payments, or any other payment necessary to prevent filing of or discharge of any lien, and such failure shall continue for a period of ten (10) days after written notice is given to Borrower by METLIFE specifying such failure; or

        (c) Failure by Borrower to observe or perform any obligations of Borrower to METLIFE on or with respect to any transactions, debts, undertakings or agreements other than the transaction evidenced by the Note following the giving of any required notice and the expiration of any applicable period of grace; or

                                      18.

        (d) Failure of Borrower to make any payment or perform any obligation under any superior liens or encumbrances on the Property, within the time required thereunder, or commencement of any suit or other action to foreclose any superior liens or encumbrances; or

        (e) Failure by Borrower to observe or perform any of its obligations under any of the Leases following the giving of any required notice and the expiration of any applicable cure period; or

        (f) The Property is transferred or any agreement to transfer any part or interest in the Property in any manner whatsoever is made or entered into without the prior written consent of METLIFE, except as specifically allowed under this Deed, including without limitation creating or allowing any liens on the Property or leasing any portion of the Property; or

        (g) Filing by Borrower or ABP Co. of a voluntary petition in bankruptcy or filing by Borrower or ABP Co. of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking, consenting to, or acquiescing by Borrower or ABP Co. in the appointment of any trustee, receiver, custodian, conservator or liquidator for Borrower or ABP Co., any part of the Property, or any of the income or rents of the Property, or the making by Borrower or ABP Co. of any general assignment for the benefit of creditors, or the inability of or failure by Borrower or ABP Co. to pay its debts generally as they become due, or the insolvency on a balance sheet basis or business failure of Borrower or ABP Co., or the making or suffering of a preference within the meaning of federal bankruptcy law or the making of a fraudulent transfer under applicable federal or state law, or concealment by Borrower or ABP Co. of any of its property in fraud of creditors, or the imposition of a lien upon any of the property of Borrower or ABP Co. which is not discharged in the manner permitted by Section 4
                                                                       ---------
of this Deed, or the giving of notice by Borrower or ABP Co. to any governmental body of insolvency or suspension of operations; or

        (h) Filing of a petition against Borrower or ABP Co. seeking any reorganization, arrangement, composition, readjustment, liquidation, or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debts, or the appointment of any trustee, receiver, custodian, conservator or liquidator of Borrower or ABP Co., of any part of the Property or of any of the income or rents of the Property, unless such petition shall be dismissed within sixty (60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

        (i) The institution of any proceeding for the dissolution or termination of Borrower voluntarily, involuntarily, or by operation of law; or

                                      19.

        (j) A material adverse change occurs in the assets, liabilities or net worth of Borrower or any of the guarantors of the indebtedness evidenced by the Note from the assets, liabilities or net worth of Borrower or any of the guarantors of the indebtedness evidenced by the Note previously disclosed to METLIFE; or

        (k) Any warranty, representation or statement furnished to METLIFE by or on behalf of Borrower under the Note, this Deed, any of the other Loan Documents or the Certificate and Indemnity Agreement Regarding Hazardous Substances, shall prove to have been false or misleading in any material respect; or

        (l) Failure of Borrower to observe or perform any other covenant or condition contained in the Note and such default shall continue for thirty (30) days after notice is given to Borrower specifying the nature of the failure. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to Borrower concerning default in performance of the same obligation; or

        (m) Failure of Borrower to observe or perform any other obligation under this Deed, any other Loan Document or the Certificate and Indemnity Regarding Hazardous Substances when such observance or performance is due, and such failure shall continue beyond the applicable cure period set forth in such Loan Document, or if the default cannot be cured within such applicable cure period, Borrower fails within such time to commence and pursue curative action with reasonable diligence or fails at any time after expiration of such applicable cure period to continue with reasonable diligence all necessary curative actions. No notice of default and no opportunity to cure shall be required if during the prior twelve (12) months METLIFE has already sent a notice to Borrower concerning default in performance of the same obligation; or

        (n) Borrower's abandonment of the Property; or

        (o) Any of the foregoing events occur with respect to any guarantor of any of Borrower's obligations in connection with the Indebtedness, or such guarantor dies or becomes incompetent; or

        (p) The occurrence of any default under any of the documents evidencing or securing (i) METLIFE Loan No. 5905292, (ii) METLIFE Loan No. 5905392, (iii) METLIFE Loan No. 5905393, (iv) METLIFE Loan No. 5904594 or (v) any other indebtedness with Borrower or any of the guarantors of the Indebtedness which is now or hereafter owed to METLIFE.

       26.  RIGHTS AND REMEDIES ON DEFAULT.
            ------------------------------

        (a) Remedies.  Upon the occurrence of any Event of Default and at any
            --------
time thereafter, METLIFE may exercise any one or more of the following rights and remedies:

        (1) METLIFE may declare all sums secured by this Deed immediately due and payable, including any prepayment premium which Borrower would be required to pay.

                                      20.

        (2) METLIFE shall have the right to foreclose this Deed in accordance with applicable law.

        (3) In the event of any foreclosure, to the extent permitted by applicable law, METLIFE will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for any amount by which the unpaid balance of the obligations secured by this Deed exceeds the net sale proceeds payable to METLIFE.

        (4) With respect to all or any part of the Property that constitutes personalty, METLIFE shall have all rights and remedies of secured party under the Uniform Commercial Code.

        (5) METLIFE shall have the right to have a receiver appointed to take possession of any or all of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, to collect all the rents and revenues from the Property and apply the proceeds, over and above cost of the receivership, against the sums due under this Deed, and to exercise all of the rights with respect to the Property described in Section 24
                                                                     ----------
above. The receiver may serve without bond if permitted by law. METLIFE's right to the appointment of a receiver shall exist whether or not apparent value of the Property exceeds the sums due under this Deed by a substantial amount. Employment by METLIFE shall not disqualify a person from serving as a receiver.

        (6) In the event Borrower remains in possession of the Property after the Property is sold as provided above or METLIFE otherwise becomes entitled to possession of the Property upon default of Borrower, Borrower shall become a tenant at will of METLIFE or the purchaser of the Property and shall pay a reasonable rental for use of the Property while in Borrower's possession.

        (7) METLIFE shall have any other right or remedy provided in this Deed, the Note, or any other Loan Document or deed delivered by Borrower in connection therewith, or available at law, in equity or otherwise.

        (8) METLIFE shall have all the rights and remedies set forth in Sections 23 and 24.
- ------------------

        (b) Sale of the Property.  If any Event of Default shall occur
            --------------------
hereunder, METLIFE may enter and take possession of the Property, or any portion thereof, and before or after such entry advertise the sale of the Property, or any portion thereof, once each week for the four (4) weeks immediately preceding the sale in the newspaper in which sheriff's advertisements are published in the county where the real property, or the greatest portion thereof, is located, giving notice of the time, place, and terms of the sale, and thereafter shall sell the Property or any part of the Property at public sale or sales at public outcry at the door of the Superior Courthouse for said county to the highest and best bidder for cash, in order to pay the Indebtedness and accrued interest thereon. METLIFE may bid and purchase at such sale. The aforesaid power

                                      21.

of sale is granted in addition to the other remedies provided by law for collection of the Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until METLIFE has received full payment of the Indebtedness.

        If at the time of the sale METLIFE shall deem it best for any reason to postpone or continue said sale for one or more days, METLIFE may do so, in which event notice of such postponement or continuance shall be made in such manner as the METLIFE may deem sufficient under the laws of the State of Georgia. At any such public sale, METLIFE may execute and deliver to the purchaser a conveyance of the Property or any part of the Property in fee simple with full warranty and, to this end, Borrower hereby constitutes and appoints METLIFE as the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title or equity that Borrower may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales. Said appointment is coupled with an interest and shall be irrevocable. Any recitals contained in the conveyance as to the happening of the default, and such recitals shall be presumptive evidence that all preliminary acts prerequisite to said sale and deed were in all things duly complied with, and said recitals shall be conclusive against Borrower.

        (c) Application of the Proceeds of Sale.  Upon any public sale pursuant
            -----------------------------------
to the aforementioned power of sale and agency, the proceeds of said sale shall be applied as provided by law. In the event that such proceeds are insufficient to pay all costs and expenses of sale, METLIFE may advance such sums as it in its sole and absolute discretion shall determine for the purpose of paying all or any part of such costs and expenses, and all such sums shall be a part of the Indebtedness, payable on demand with interest at the rate provided in the Note as applicable upon default. Borrower shall remain l iable for any deficiency resulting if the proceeds of sale are inadequate to repay the Indebtedness.

        (d) Notice of Sale.  METLIFE shall give Borrower reasonable notice of
            --------------
the time and place of any public sale of any personal property or of the time after which any private sale or other intended disposition of the personal property is to be made. Reasonable notice shall mean notice given in accordance with applicable law, including notices given in the manner and at the times required for notices in a nonjudicial foreclosure.

        (e) Waiver; Election of Remedies.  A waiver by either party of a breach
            ----------------------------
of a provision of this Deed shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. Election by METLIFE to pursue any remedy shall not exclude pursuit of any other remedy, and all remedies of METLIFE under this Deed are cumulative and not exclusive. An election to make expenditures or take action to perform an obligation of Borrower shall not affect METLIFE's right to declare a default and exercise its remedies under this Deed.

                                      22.

       27.  SATISFACTION OF MORTGAGE.  Upon payment of all sums secured by this
            ------------------------
Deed, METLIFE shall execute a satisfaction of this Deed and shall surrender this Deed and all notes evidencing Indebtedness secured by this Deed to the person or persons legally entitled thereto. Such person or persons shall pay METLIFE's costs incurred in connection with satisfaction of this Deed.

       28.  FUTURE ADVANCES.  Upon request of Borrower, METLIFE, at METLIFE's
            ---------------
option so long as this Deed secures Indebtedness held by METLIFE, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Deed when evidenced by promissory notes stating that said notes are secured hereby.

       29.  IMPOSITION OF TAX BY STATE.
            --------------------------

        (a) State Taxes Covered.  The following constitute state taxes to which
            -------------------
this Section applies:

        (1) A specific tax upon mortgages or upon all or any part of the indebtedness secured by a mortgage.

        (2) A specific tax on a grantor which the taxpayer is authorized or required to deduct from payments on the indebtedness secured by a mortgage.

        (3) A tax on a mortgage chargeable against the grantee or the holder of the note secured.

        (4) A specific tax on all or any portion of the indebtedness or on payments of principal and interest made by a grantor.

        (b) Remedies.  If any state tax to which this Section applies is enacted
            --------
subsequent to the date of this Deed, this shall have the same effect as an Event of Default, and METLIFE may exercise any or all of the remedies available to it unless the following conditions are met:

        (1) Borrower may lawfully pay the tax or charge imposed by state tax, and

        (2) Borrower pays the tax or charge within thirty (30) days after notice from METLIFE that the tax law has been enacted.

       30.  ATTORNEYS' FEES.  In the event suit or action is instituted to
            ---------------
enforce or interpret any of the terms of this Deed (including without limitation efforts to modify or vacate any automatic stay or injunction), the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal whether or not taxable as costs, or in any bankruptcy proceeding including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including but not limited to the costs of searching records, obtaining title reports, surveyor reports, and title insurance, incurred by METLIFE

                                      23.

that are necessary at any time in METLIFE's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the interest rate as provided in the Note. The term "attorneys' fees" as used in the Loan Documents shall be deemed to mean such fees as are reasonable and are actually incurred.

       31.  GOVERNING LAW; SEVERABILITY.  This Deed shall be governed by the law
            ---------------------------
of the State of Georgia applicable to contracts made and to be performed therein (excluding choice-of-law principles). In the event that any provision or clause of this Deed or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Deed or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Deed and the Note are declared to be severable.

       32.  TIME OF ESSENCE.  Time is of the essence of this Deed.
            ---------------

       33.  CHANGES IN WRITING.  This Deed and any of its terms may only be
            ------------------
changed, waived, discharged or terminated by an deed in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement subsequently made by Borrower or METLIFE relating to this Deed shall be superior to the rights of the holder of any intervening lien or encumbrance.

       34.  NO OFFSET.  Borrower's obligation to make payments and perform all
            ---------
obligations, covenants and warranties under this Deed and under the Note shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Borrower or any guarantor may have or claim against METLIFE or any entity participating in making the loan secured hereby. The foregoing provisions of this section, however, do not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against METLIFE or any other person, or preclude Borrower from maintaining a separate action thereon; provided, however, that Borrower waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by METLIFE.

       35.  AUTHORIZATION TO INSERT.  [INTENTIONALLY DELETED.]
            -----------------------

       36.  MAXIMUM INTEREST CHARGES.   Notwithstanding anything contained
            ------------------------
herein or in any of the Loan Documents to the contrary, in no event shall METLIFE be entitled to receive interest on the loan secured by this Deed (the "Loan") in amounts which, when added to all of the other interest charged, paid to or received by METLIFE on the Loan, causes the rate of interest on the Loan to exceed the highest lawful rate. Borrower and METLIFE intend to comply with the applicable law governing the highest lawful rate and the maximum amount of interest payable on or in connection with the Loan. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the final

                                      24.

maturity date of the Loan or if any prepayment by Borrower results in Borrower having paid or demand having been made on Borrower to pay, any interest in excess of the amount permitted by applicable law, then all excess amounts theretofore collected by METLIFE shall be credited on the principal balance of the Note (or, if the Note has been or would thereby be paid in full, such excess amounts shall be refunded to Borrower), and the provisions of the Note, this Deed and any demand on Borrower shall immediately be deemed reformed and the amounts thereafter collectible thereunder and hereunder shall be reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and hereunder. The right to accelerate the final maturity date of the Loan does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and METLIFE does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to METLIFE for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread through the full term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the applicable usury ceiling. By execution of this Deed, Borrower acknowledges that it believes the Loan to be nonusurious and agrees that if, at any time, Borrower should have reason to believe that the Loan is in fact usurious, it will give METLIFE written notice of its belief and the reasons why Borrower believes the Loan to be usurious, and Borrower agrees that METLIFE shall have ninety (90) days following its receipt of such written notice in which to make appropriate refund or other adjustment in order to correct such condition if it in fact exists.


           IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


           BY EXECUTION OF THIS DEED, BORROWER EXPRESSLY: ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND THE POWER GIVEN HEREIN TO METLIFE TO SELL THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE NOTE OR PROVISIONS OF THIS DEED OR BY LAW; ACKNOWLEDGES THAT THE UNDERSIGNED HAS READ THIS DEED AND THAT ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER. BORROWER HAS CONSULTED WITH ITS COUNSEL PRIOR TO EXECUTING THIS DEED AND ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY THE UNDERSIGNED, ON BEHALF OF BORROWER, AS PART OF A BARGAINED-FOR LOAN TRANSACTION AND THAT THIS DEED IS VALID AND ENFORCEABLE BY METLIFE AGAINST BORROWER IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

                                      25.

        IN WITNESS WHEREOF, Borrower has executed this Deed or has caused the same to be executed by its representatives thereunto duly authorized.

                                    BORROWER:

                                    GRAPHIC INDUSTRIES, INC.,
                                    a Georgia corporation

                                    By:/s/ Mark C. Pope III
                                       -----------------------------------------
                                       Mark C. Pope, III, Chairman & CEO

                                    Attest:/s/ Donald P. Hunnicutt
                                           -------------------------------------
                                           Donald P. Hunnicutt, Secretary

                                                             [seal]

Signed, sealed, delivered, and notarized
this 28th day of December 1994 in the
     ----
presence of:

/s/ Dorothy J. Atkins
- ----------------------------------------
Signature of Unofficial Witness

/s/ Barbara Blindre
- ----------------------------------------
Signature of Notary Public
                            [Seal]


My commission expires: Notary Public, Fulton County, Georgia
                       My Commission Expires May 6, 1998
                       -------------------------------------


Exhibits:
- --------

Exhibit A  - Description of Property
Schedule 1 - Description of Debtor and Secured Party
Schedule 2 - Permitted Exceptions

                                      26.

                                  SCHEDULE 1
                                  ----------

Loan No. 2221594-002

                                    Part 1
                                    ------


Description of "Debtor" and "Secured Party"
- -------------------------------------------


A.  Debtor:
    ------

1.  Name and Identity or Corporate Structure:  Graphic Industries, Inc.

2. Debtor has been using or operating under such name and identity or corporate structure, without change, since: March 7, 1970.

3. The principal place of business and chief executive office of Debtor are located at:

        2155 Monroe Drive, N.E.
        Atlanta, Georgia  30324
        Attention:  Mark C. Pope, IV, President


B.  Secured Party:  MetLife Capital Financial Corporation, a Delaware
    --------------
    corporation.


********************************************************************************

                                    Part 2
                                    ------

          (Notice Mailing Addresses of "Debtor" and "Secured Party")


A.  The mailing address of Debtor is:

        2155 Monroe Drive, N.E.
        Atlanta, Georgia  30324
        Attention:  Mark C. Pope, IV, President


B.  The mailing address of Secured Party is:

        MetLife Capital Financial Corporation
        Real Estate Department
        10900 N.E. 4th Street, Suite 500
        Bellevue, Washington  98004